UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 18, 2013

Dear Hatteras Core Alternatives Fund Investor,

On October 1, 2013, we announced that RCS Capital Corporation (NYSE: RCAP) entered into an agreement to acquire the Hatteras Funds Group, a group of affiliated companies that manage and distribute the Hatteras Funds family. The acquisition is subject to multiple approvals, including shareholder approval that will take place over the next few months.

After ten years as an independently-owned, boutique alternative investments firm, why did we agree to partner with RCAP? With this transaction, the Hatteras Fund Group will be able to dedicate greater financial resources toward developing and launching new alternative investment solutions.  We will also be able to invest in our team, enabling us to continue to offer best-in-class investment management and client service.

RCAP and its affiliates operate a broadly diversified financial services firm that has experienced tremendous success in bringing publically registered alternative investment vehicles, including real estate investment trusts, to the financial advisor community.   With this acquisition, RCAP will further diversify its business while also committing to the significant future growth of alternative investments.

In our partnership with RCAP, we will continue to operate autonomously.  There will be no changes to our investment approach or our investment team as a result of the acquisition. We will maintain our commitment to Financial Advisors and to the creation of products that are designed to solve the needs of our clients.

Attached to this communication, please find a proxy statement asking for your support of the acquisition. Please review the proxy statement as it contains important information.  We would very much appreciate your time in completing the proxy, and would be happy to answer any questions or concerns you may have about your investments with us or the acquisition.

We are proud of the past 10 years and appreciate the confidence you have placed in us. With this next step, we are excited to offer you our commitment to providing best-in-class investment management and client service. Please feel free to call us with any questions. Thank you for your continued confidence; our commitment to you remains unwavering.

Best regards,

David B. Perkins

CEO, Hatteras Funds Group

ADDITIONAL INFORMATION

The Boards of Directors and Managers of each of the Hatteras Funds, as well as David Perkins, who is a member of each of the Funds’ Boards and the sellers’ representative in connection with the acquisition, may be deemed participants in the solicitation of proxies in connection with the special meeting to approve matters related to acquisition.  The Hatteras Funds intend to file a proxy statement with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for the special meeting.  Information concerning persons who may be considered participants in the solicitation of proxies will be set forth in the proxy statement for the special meeting.  The proxy statement will be available for free from the websites of the SEC (www.sec.gov) and the Hatteras Funds (hatterasfunds.com).

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

December 18, 2013

Dear Partner:

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF PARTNERS (the “Special Meeting”) of the Hatteras Core Alternatives TEI Institutional Fund, L.P., (the “Fund”) will be held on January 21, 2014, at 9:00 a.m., Eastern Time, at 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 to consider and vote on certain proposals, described below.  In addition, Hatteras Master Fund, L.P. (the “Master Fund”) is holding a special meeting on January 21, 2014 at 9:40 a.m. (the “Master Fund Special Meeting”).  As a partner of the Master Fund, the Fund will vote its interests in the Master Fund on the proposals presented at the Master Fund Special Meeting (each, a “Master Fund Proposal” and, together, the “Master Fund Proposals”).  Therefore, the Fund is also seeking voting instructions from the Fund’s partners regarding the Master Fund Proposals.  In all, the Special Meeting is being held to consider and vote on the following proposals (the “Proposals”):

•                                          Proposal 1: To elect eight nominees to the Board of Directors of the Fund and to obtain voting instructions regarding the Master Fund Proposal to elect eight nominees to the Board of Directors of the Master Fund;

•                                          Proposal 2: To obtain voting instructions regarding the Master Fund Proposal to approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Master Fund;

•                                          Proposal 3: To obtain voting instructions regarding the Master Fund Proposal to approve the investment sub-advisory agreement attached hereto as Appendix B among Morgan Creek Capital Management, Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Master Fund; and

•                                          Proposal 4: To approve the transfer of Hatteras Investment Management LLC’s general partnership interest in the Fund to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and to obtain voting instructions regarding the Master Fund Proposal to approve the transfer of Hatteras Investment Management LLC’s general partnership interest in the Master Fund to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC;

Partners of record of the Fund at the close of business on November 22, 2013 are entitled to notice of, and to vote on, the Proposals at the Special Meeting or any adjournment thereof.

The question and answer section that begins on the front cover of the enclosed Proxy Statement provides important information about the Proposals.  The Proxy Statement itself provides greater detail about the Proposals and their effects on the Fund.  The Fund’s Board of Directors recommends that you read the enclosed materials carefully and vote on each of the Proposals.

You may choose one of the following options to vote:

•                                          Mail: Complete and return the enclosed proxy/voting instruction card.

•                                          Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•                                          Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•                                          In person: Attend the Special Meeting on January 21, 2014.

Your vote is very important to us.  Whichever method you choose, please be sure to cast your vote on the Proposals, including providing your voting instructions on the Master Fund Proposals, as soon as possible.  Even if you plan to attend the Special Meeting in person, you can vote in advance using one of the other methods.

If we do not hear from you in advance of the Special Meeting, we may contact you for your vote.  Thank you for your response and for your continued investment with the Fund.

Respectfully,

David B. Perkins

Chief Executive Officer and Chairman of the Board of Directors

Hatteras Core Alternatives TEI Institutional Fund, L.P.

IMPORTANT INFORMATION

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting the Hatteras Core Alternatives TEI Institutional Fund, L.P. (the “Fund”) that require a vote.

Questions & Answers

Q.  Why am I receiving this Proxy Statement?

A.  On October 1, 2013, RCS Capital Corporation (the “Company”), a publicly traded Delaware holding company formed to operate and grow businesses focused on the retail direct investment industry, and Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC (the “Purchaser”), a newly formed wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of the Company, entered into an asset purchase agreement (the “Purchase Agreement”) with certain principals of the Hatteras Funds Group (defined below), Hatteras Investment Partners LLC (“HIP”), Hatteras Investment Management LLC (“HIM”), Hatteras Capital Investment Management, LLC, Hatteras Alternative Mutual Funds LLC, and Hatteras Capital Investment Partners, LLC (each, a “Hatteras Seller,” and, collectively, the “Hatteras Sellers”), and David Perkins, as the sellers’ representative.  Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from the Hatteras Sellers and the Hatteras Sellers will sell to the Purchaser, substantially all the assets related to the business and operations of the Hatteras Sellers and their respective subsidiaries (collectively, the “Hatteras Funds Group”), the Purchaser will assume certain liabilities of such parties and the Company will guarantee certain obligations of the Purchaser (the “Purchase”).

When consummated, the Purchase will result in an “assignment” within the meaning of the Investment Company Act of 1940 (the “1940 Act”) of (i) the existing investment co-management agreement (the “HIP Agreement”) between HIP and the Hatteras Master Fund, L.P. (the “Master Fund”), in which the Fund invests substantially all of its assets, and (ii) the existing investment co-management agreement among HIP, Morgan Creek Capital Management, LLC (“MCCM”) and the Master Fund (the “MCCM Agreement” and, together with the HIP Agreement, the “Earlier Agreements”).  An investment management agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act.  Consequently, to facilitate management of the Master Fund’s assets, the Board of Directors of the Fund (the “Board”) seeks to obtain the voting instructions, as described in Proposal 2, necessary to set in place a new investment advisory agreement (the “Advisory Agreement”) for the Master Fund and the voting instructions, described in Proposal 3,  necessary to set in place a new investment sub-advisory agreement for the Master Fund (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”), each effective as of the date of the Earlier Agreements’ termination.

The Purchase is expected to be consummated in the first quarter of 2014, but is subject to various conditions, including the approval of the Agreements.  In connection with the Purchase, an individual recommended by the Purchaser is to be elected to the Board and the Board of Directors of the Master Fund (the “Master Fund Board”) (the Purchaser recommends Peter M. Budko for such election), and as part of the Purchase, HIM’s general partnership interest in the Fund will be transferred to the Purchaser.  Consequently, the Board is seeking to obtain voting instructions regarding the Agreements, and recommends (i) approval of Proposal 1 to elect eight nominees, consisting of seven existing Directors and Peter M. Budko, to the Board and to obtain voting instructions regarding the Master Fund Proposal to elect eight nominees, consisting of seven existing Directors and Peter M. Budko, to the Master Fund Board; and (ii) approval of Proposal 4 to transfer HIM’s general partnership interest in the Fund to the Purchaser and to obtain voting instructions regarding the Master Fund Proposal to approve the transfer of HIM’s general partnership interest in the Master Fund to the Purchaser.

The Fund will vote its Master Fund interest for or against the Master Fund Proposals proportionately to the instructions to vote for or against such matters received from its partners. To the extent that the Fund does not receive voting instructions from its partners, the portion of the Fund’s Master Fund interest allocable to such partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

Q.  What will happen if the Fund’s partners do not approve the Proposals?

A.  Effectiveness of each of the Proposals is conditioned on (i) the consummation of the Purchase, (ii) the approval by the Master Fund’s partners of all of the Master Fund Proposals and (iii) the approval by the Fund’s partners of all of the Proposals. In other words, if one or more Proposals is approved by the Fund’s partners and one or more Proposals is not, no Proposal shall become effective.  If the Fund’s partners do not approve the Proposals at the Special Meeting, or at a postponement or adjournment thereof, the Purchase will not be consummated.  If the Purchase is not consummated for any reason, no Proposal shall become effective.  If the Proposals do not become effective, the Board may consider the re-solicitation of proxies/voting instructions and may consider alternatives to the Proposals as it deems appropriate and in the best interests of the Fund.

Q.  How will the Agreements affect the Fund?

A.  The Fund and its investment objective and policies will not change as a result of the Agreements.  The value of your investment will not change.  The Advisory Agreement contains substantially similar terms and conditions as the HIP Agreement and the Sub-Advisory Agreement contains substantially similar terms and conditions as the MCCM Agreement.  The Agreements are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the investment management fee paid by the Fund be the same upon approval of the Agreements?

A.  Yes.  The investment management fee rate applicable to the Master Fund and indirectly borne by the Fund under the Advisory Agreements will be the same as the investment management fee rate applicable to the Master Fund and indirectly borne by the Fund under the Earlier Agreements.

Q. Who are the nominees for election as directors?

A. Standing for election to the Board and Master Fund Board are seven current directors: David B. Perkins, H. Alexander Holmes, Steve E. Moss, Gregory S. Sellers, Daniel K. Wilson, Joseph Breslin and Thomas Mann.  An eighth director, Peter M. Budko, is also standing for election to the Board and Master Fund Board.  Information about each of the nominees is set forth in the Proxy Statement.

Q. How many of the nominees will be Independent Directors if elected?

A. Six of the eight nominees will be Independent Directors (i.e., directors that are not “interested persons” of the Fund as that term is defined in the 1940 Act) if elected. Independent Directors have no affiliation with the Fund, apart from any personal investments they choose to make in the Fund as private individuals. Independent Directors play a critical role in overseeing Fund operations and representing the interests of partners.

Mr. Perkins and Mr. Budko would each be considered an “interested person” of the Fund, as that term is defined in the 1940 Act, and each is referred to as an “Interested Director.”  Each of Mr. Perkins and Mr. Budko would be an “Interested Director” of the Fund by virtue of his position with the Purchaser.

Q. How long will each director serve?

A. Each incumbent director and, if elected, the additional nominee may serve on the Board until he is removed, resigns or is subject to various disabling events such as death or incapacity. A director may resign upon 90 days’ prior written notice to the Board and may be removed either by a vote of a majority of the

Board members not subject to the removal vote or by partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the partners.

Q.  How will the transfer of the general partnership interest affect monitoring and oversight of the Fund?

A. The general partner has irrevocably delegated to the Board and the Master Fund Board its rights and powers to monitor and oversee the business affairs of the Fund and the Master Fund, respectively, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s and the Master Fund’s business.  This delegation to the Board and the Master Fund Board will survive the transfer of the HIM’s transfer of its general partnership interest in the Fund and in the Master Fund to the Purchaser.

Q.  How does the Board recommend that I vote?

A.  The Board is seeking your voting instructions as described in Proposals 2 and 3 without issuing a recommendation. The Master Fund Board, including all of the “Master Fund Independent Directors” (i.e., members of the Master Fund Board that are not “interested persons” of the Master Fund as that term is defined in the 1940 Act) recommend that the Master Fund’s partners vote FOR the Agreements presented in Proposals 2 and 3.  The Board, including all of the Independent Directors, recommends that you vote FOR each of Proposals 1 and 4.  The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.

Q.  Will the Fund pay for the proxy/voting instruction solicitation and related legal costs?

A.  The Fund will bear its share of the proxy/voting instruction solicitation and related costs that will be paid by the Master Fund. It is anticipated that the Master Fund will bear proxy/voting instruction solicitation and related costs equal to approximately $[  ].

Q.  When and where will the Special Meeting be held?

A.  The Special Meeting will be held at 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 on January 21, 2014, at 9:00 a.m.

Q.  Do I have to attend the Special Meeting in order to vote?

A.  No.  You may mail in the enclosed proxy/voting instruction card or use the telephone or internet procedures for voting, as set forth below.

Q.  How can I vote?

A.  You may choose from one of the following options, as described in more detail on the enclosed proxy/voting instruction card:

•                                          Mail: Complete and return the enclosed proxy/voting instruction card.

•                                          Internet: Access the website shown on your proxy/voting instruction card and follow the online instructions.

•                                          Telephone (automated service): Call the toll-free number shown on your proxy/voting instruction card and follow the recorded instructions.

•                                          In person: Attend the Special Meeting on January 21, 2014.

Q.  Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?

A.  Please contact AST Fund Solutions at [ ].

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.
8540 COLONNADE CENTER DRIVE

RALEIGH, NORTH CAROLINA 27615

PROXY STATEMENT

Special meeting of partners to be held on January 21, 2014

This Proxy Statement is solicited by the Board of Directors of the Hatteras Core Alternatives TEI Institutional Fund, L.P. (the “Board” of the “Fund”) for voting at a special meeting (the “Special Meeting” or the “Meeting”) of limited partners of the Fund (“Partners”) to be held on January 21, 2014 at 9:00 a.m., at 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.  The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company and organized as a Delaware limited partnership. The Fund invests substantially all of its assets in the Hatteras Master Fund, L.P. (the “Master Fund”), which is also a Delaware limited partnership registered under the 1940 Act. As used in this Proxy Statement, units of limited partnership interest of the Fund are referred to as “Units.”

This Proxy Statement and the enclosed proxy/voting instruction card are expected to be distributed to Partners on or about December 5, 2013.  The solicitation of proxies/voting instructions will occur principally by mail, but proxies/voting instructions may also be solicited by telephone, facsimile, Internet or personal interview.  A copy of the Proxy Statement is available on the website of the Master Fund’s current investment adviser, Hatteras Investment Partners, LLC (“HIP”), at hatterasfunds.com/literature.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Master Fund.  The Fund will bear its share of such costs paid by the Master Fund.  AST Fund Solutions has been retained to solicit proxies/voting instructions in connection with the Meeting for fees of approximately $[  ].  In addition to the solicitation by mail, certain officers and representatives of the Fund, officers and employees of HIP and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies/voting instructions by telephone, facsimile, letter or other electronic means.

The Meeting is being held to consider and vote on certain proposals, described below.  In addition, the Master Fund is holding a special meeting on January 21, 2014 at 9:40 a.m. (the “Master Fund Special Meeting”).  As a partner of the Master Fund, the Fund will vote its interests in the Master Fund on the proposals presented at the Master Fund Special Meeting (each, a “Master Fund Proposal” and, together, the “Master Fund Proposals”).  Therefore, the Fund is also seeking voting instructions from the Fund’s Partners regarding the Master Fund Proposals.  In all, the Special Meeting is being held to consider and vote on the following proposals (the “Proposals”):

•                                          Proposal 1: To elect eight nominees to the Board and to obtain voting instructions regarding the Master Fund Proposal to elect eight nominees to the Board of Directors of the Master Fund (the “Master Fund Board”);

•                                          Proposal 2: To obtain voting instructions regarding the Master Fund Proposal to approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Master Fund (the “Advisory Agreement”);

•                                          Proposal 3: To obtain voting instructions regarding the Master Fund Proposal to approve the investment sub-advisory agreement attached hereto as Appendix B among Morgan Creek Capital Management, Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Master Fund (the “Sub-Advisory Agreement,” and together with the Advisory Agreement, the “Agreements”); and

•                                          Proposal 4: To approve the transfer of Hatteras Investment Management LLC (“HIM”)’s general partnership interest in the Fund to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and to obtain voting instructions regarding the Master Fund Proposal to approve the transfer of HIM’s general partnership interest in the Master Fund to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC.

Transaction of such other business as may properly come before the Meeting and any postponements or adjournments thereof may also be considered.

A proxy/voting instruction card is enclosed with respect to the Units you own in the Fund.  If you return a properly executed proxy/voting instruction card, the investment represented by it will be voted at the Meeting in accordance with the included instructions.

Partners are entitled to a number of votes equivalent to the Partner’s “Investment Percentage” as of a record date, November 22, 2013 (the “Record Date”).  “Investment Percentage” means the percentage of Units owned by each Partner of the total Units of the Fund.  HIM, the current general partner of the Fund, will determine as of the record date the number of votes that each Partner will be entitled to cast at the Meeting, or at any adjournment or postponement thereof, and will maintain a list setting out the name of each Partner and the number of votes that each Partner will be entitled to cast at the Meeting, or at any adjournment or postponement thereof.  If you do not expect to be present at the Meeting and wish to vote, please complete the enclosed proxy/voting instruction card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy/voting instruction card.

The Fund will vote its Master Fund interest for or against the Master Fund Proposals proportionately to the instructions to vote for or against such matters received from its Partners. To the extent that the Fund does not receive voting instructions from its Partners, the portion of the Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

Any Partner giving a proxy/voting instruction card may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy/voting instruction card, or by attending the Meeting and voting in person.

The presence in person or by proxy/voting instruction card of Partners holding a majority of the total number of votes eligible to be cast by all Partners as of the Record Date constitutes a quorum.  Votes cast by proxy/voting instruction card or in person at the Special Meeting will be counted by persons appointed by the Fund as inspectors of election for the Special Meeting.  The inspectors will count the total number of votes cast “FOR” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast.  Shares represented by proxy/voting instruction cards that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees (i) as to which instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) who do not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of the directors, neither abstentions nor broker non-votes have an effect on the outcome of the Proposal relating thereto.  With respect to any other Proposal, abstentions and broker non-votes have the effect of a negative vote.

If sufficient votes in favor of any of the Proposals set forth in this Proxy Statement are not received by the time scheduled for the Special Meeting, or if a quorum is not present or represented at the Special Meeting, the persons named as proxies may propose postponements or adjournments of the Special Meeting for a reasonable period or periods of time to permit further solicitation of proxy/voting instruction cards.  In addition, the persons named as proxies may propose one or more postponements or adjournments if they determine such action to be advisable. Any adjournment will require the affirmative vote of a majority of the votes entitled to be cast on the question in person or by proxy/voting instruction card at the session of the Special Meeting to be adjourned. In the event of an adjournment, no additional notice is required.  With respect to any Proposal, the persons named as proxies will vote in favor of adjournment those proxy/voting instruction cards at the Special Meeting that they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxy/voting instruction cards required to be voted against the Proposal.  The Master Fund pays the costs of any additional solicitation and of any adjourned session, with the Fund bearing its share of such costs paid by the Master Fund. Any Proposals for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned with respect to any other Proposal.

The affirmative vote of a plurality of the votes cast (measured by capital account balances) is necessary to elect the Board. There is no cumulative voting in the election of directors. For the purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required. The approval of each of the Advisory Agreement and the Sub-Advisory Agreement requires the affirmative vote (measured by capital account balances) of “a majority of the outstanding voting securities” of the Master Fund, which is defined in the 1940 Act, to mean the vote (i) of 67 percent or more of the interests present at the Special Meeting, if the holders of more than 50 percent of the interests of the Master Fund outstanding as of the Record Date are present or represented by proxy/voting instruction card, or (ii) of more than 50 percent of the interests of the Master Fund outstanding as of the Record Date, whichever is less.

The cost of preparing, printing and mailing the enclosed proxy/voting instruction card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies/voting instructions, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by the Master Fund, with the Fund bearing its share of such costs paid by the Master Fund.  It is anticipated that the Master Fund will bear proxy solicitation and related costs equal to approximately $[     ].

For a free copy of the Fund’s annual report for the fiscal year ended March 31, 2013 or the Fund’s semi-annual report for the six months ended September 30, 2013 call 888.363.2324, visit hatterasfunds.com or write to the Fund, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175.

General information about the Fund

The Fund was organized as a limited partnership under the laws of the State of Delaware organized as a Delaware limited partnership on November 23, 2004.  The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company.

The Fund operates as a “feeder fund” in a “master/feeder” structure. As a “feeder fund,” the Fund invests substantially all of its assets in the Master Fund, which is also registered under the 1940 Act and has the same investment objective as the Fund.  As of the Record Date, the Fund, Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Core Alternatives 3c1 Fund, L.P. and Hatteras Core Alternatives Offshore Ltd. were the only “feeder funds” investing in the Master Fund.

Background regarding the Proposals

On October 1, 2013, RCS Capital Corporation (the “Company”), a publicly traded Delaware holding company formed to operate and grow businesses focused on the retail direct investment industry, and Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC (the “Purchaser”), a newly formed wholly-owned subsidiary of RCS Advisory Services, LLC, which is an operating subsidiary of the Company, entered into an asset purchase agreement (the “Purchase Agreement”) with certain principals of the Hatteras Funds Group (defined below), HIP, HIM, Hatteras Capital Investment Management, LLC, Hatteras Alternative Mutual Funds LLC, and Hatteras Capital Investment Partners, LLC (each, a “Hatteras Seller,” and, collectively, the “Hatteras Sellers”), and David Perkins, as the sellers’ representative.  Pursuant to the terms of the Purchase Agreement, Purchaser will purchase from the Hatteras Sellers and the Hatteras Sellers will sell to the Purchaser, substantially all the assets related to the business and operations of the Hatteras Sellers and their respective subsidiaries (collectively, the “Hatteras Funds Group”), the Purchaser will assume certain liabilities of such parties and the Company will guarantee certain obligations of the Purchaser (the “Purchase”).

When consummated, the Purchase will result in an “assignment” within the meaning of the Investment Company Act of 1940 (the “1940 Act”) of (i) the existing investment co-management agreement (the “HIP Agreement”) between HIP and the Master Fund, in which the Fund invests substantially all of its assets, and (ii) the existing investment co-management agreement among HIP, Morgan Creek Capital Management, LLC (“MCCM”) and the Master Fund (the “MCCM Agreement” and, together with the HIP Agreement, the “Earlier Agreements”).  An investment management agreement automatically terminates upon its assignment pursuant to certain provisions of the 1940 Act.  Consequently, to facilitate management of the Master Fund’s assets, the Board recommends approval of Proposal 2 to obtain the voting instructions necessary to set in place a new investment advisory agreement (the “Advisory Agreement”) for the Master Fund and Proposal 3 to obtain the voting instructions necessary to set in place a new investment sub-advisory agreement for the Master Fund (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Agreements”), each effective as of the date of the Earlier Agreements’ termination.

The Purchase is expected to be consummated in the first quarter of 2014, but is subject to various conditions, including the approval of the Agreements.  In connection with the Purchase, an individual recommended by the Purchaser is to be elected to the Board and the Master Fund Board (the Purchaser recommends Peter M. Budko for such election) and as part of the Purchase, HIM’s general partnership interest in the Fund will be transferred to the Purchaser.  Consequently, the Board is seeking to obtain voting instructions regarding the Agreements, and recommends (i) approval of Proposal 1 to elect eight nominees, consisting of seven existing Directors and Peter M. Budko, to the Board and to obtain voting instructions regarding the Master Fund Proposal to elect eight nominees, consisting of seven existing Directors and Peter M. Budko, to the Master Fund Board; and (ii) approval of Proposal 4 to transfer HIM’s general partnership interest in the Fund to the Purchaser and to obtain voting instructions regarding the Master Fund Proposal to approve the transfer of HIM’s general partnership interest in the Master Fund to the Purchaser.

The Fund will vote its Master Fund interest for or against the Master Fund Proposals proportionately to the instructions to vote for or against such matters received from its Partners. To the extent that the Fund does not receive voting instructions from its Partners, the portion of the Fund’s Master Fund interest allocable to such Partners will be voted in the same proportions as the portion with respect to which it has received voting instructions.

Each of these four Proposals is discussed in greater detail below.

PROPOSAL 1

ELECTION OF DIRECTORS

The Fund’s Board recommends that the Fund’s Partners vote FOR the approval of the election of eight nominees to the Fund’s and Master Fund Board

At the Special Meeting, the Fund’s Partners will be asked to approve the election of eight nominees to the Fund’s Board.  In addition, the Fund’s Partners will be asked to provide voting instructions regarding the Master Fund Proposal to elect eight nominees to the Master Fund Board.  In connection with the Purchase, an individual recommended by the Purchaser is to be elected to the Board and the Master Fund Board.  The Purchaser has recommended Peter M. Budko for such election to the Board and the Master Fund Board.  The other seven nominees are current members of the Board and the Master Fund Board.  Information regarding the background and expertise of each nominee is set forth below.

NOMINEE WHO IS A CURRENT INTERESTED DIRECTOR

NAME, DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR**
David B. Perkins* July 18, 1962	President and Chairman of the Board of Directors	Since Inception	Mr. Perkins has been Chairman of the Board of Directors and President of the Fund since inception. Mr. Perkins is the Chief Executive Officer of Hatteras and its affiliated entities. He founded the firm in September 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	18

*                 Mr. Perkins is deemed to be an “interested” director because of his affiliation with HIP (and would continue to be deemed an “interested” director because of his affiliation with the Purchaser, should the Proposals and Master Fund Proposals be approved).

**          The “Fund Complex” consists of the Fund, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., the Master Fund, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds) and Underlying Funds Trust (consisting of five funds).

NOMINEES WHO ARE CURRENT INDEPENDENT DIRECTORS

NAME, DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR OR OFFICER
H. Alexander Holmes May 4, 1942	Director; Audit Committee Member	Since Inception	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993.	18

Steve E. Moss February 18, 1953	Director; Audit Committee Member	Since Inception	Mr. Moss is a principal of Holden, Moss, Knott, Clark & Copley, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996.	18

Gregory S. Sellers May 5, 1959	Director; Audit Committee Member	Since Inception	Mr. Sellers has been the Chief Financial Officer of Imagemark Business Services, Inc., a strategic communications provider of marketing and print communications solutions, since June 2009. From 2003 to June 2009, Mr. Sellers was the Chief Financial Officer and a director of Kings Plush, Inc., a fabric manufacturer.	18

Daniel K. Wilson June 22, 1948	Director; Audit Committee Member of the Funds	Since 2009	Mr. Wilson was Executive Vice President and Chief Financial Officer of Parksdale Mills, Inc. from 2004 - 2008. Mr. Wilson currently is in private practice as a Certified Public Accountant.	18

Joseph E. Breslin November 18, 1953	Director	Since 2013	Mr. Breslin is currently a private investor. Mr. Breslin has been a Director of Kinetics Mutual Funds, Inc. (mutual fund) from 2000 to Present (8 portfolios); Trustee, Kinetics Portfolios Trust (mutual fund) from 2000 to Present (8 portfolios). From 2007 to 2009, Mr. Breslin was the Chief Operating Officer of Central Park Credit Holdings, Inc. and prior to that, was the Chief Operating Officer of Aladdin Capital Management LLC,	18

beginning in 2005.

Thomas Mann February 1, 1950	Director	Since 2013	Mr. Mann is currently a private investor. From 2003 until 2012, Mr. Mann was the Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products. Mr. Mann is also a Director of Virtus Global Multi-Sector Income Fund since 2011, Virtus Total Return Fund since 2012, and F-Squared Investments, Inc. since January 2012.	18

NOMINEE WHO IS NOT CURRENTLY A DIRECTOR

NAME, DATE OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) AND OTHER DIRECTORSHIPS DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY NOMINEE
Peter M. Budko* [ ]	Board Nominee	N/A	[ ]	N/A

*                 Mr. Budko would be deemed to be an “interested” director because of his affiliation with the Purchaser, should the Proposals and Master Fund Proposals be approved.

NOMINEE EXPERIENCE, QUALIFICATIONS, ATTRIBUTES AND/OR SKILLS AND THE BASIS ON WHICH NOMINEES ARE EVALUATED

Each of the Board and Master Fund Board believes that the significance of each nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single nominee/director, or particular factor, being controlling. The Board and Master Fund Board determined that each of the nominees is qualified to serve as a director of the Fund and Master Fund based on a review of the experience, qualifications, attributes and skills of each nominee. In reaching this determination, the Board and the Master Fund Board have considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other directors, investment managers, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a director. In addition, each of the Board and Master Fund Board has taken into account the actual service and commitment of each incumbent director during his or her tenure (including the director’s commitment and participation in board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Each of the Board and Master Fund Board generally believes that the Board or Master Fund Board, as applicable, benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of such board, but has not adopted any specific policy in this regard. Each nominee’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields; educational background and professional training; and experience as a director of the Fund and Master Fund or other funds in the Fund Complex.  Information as of March 31, 2013, indicating the specific experience, skills, attributes and qualifications of each nominee, which led to the Board’s and the Master Fund Board’s determination that the nominee should serve in this capacity, is provided below.

David B. Perkins.  Mr. Perkins has been a Director since inception. He is founder, Chairman of the Board and President of the Fund and other funds in the Fund Complex. Mr. Perkins is also the Chief Executive Officer of the adviser entities in the Fund Complex (“Hatteras Funds”) and founded Hatteras Funds and affiliated entities in September 2003. Mr. Perkins has over 20 years of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses.

Joseph E. Breslin.  Mr. Breslin has been a Director since March 2013 and previously served as an Advisory Board Member since November 2012. He has 25 years of investment management experience and has held positions as the chief operating officer of a financial services company and an investment management company. He currently serves as a director and trustee of other unrelated mutual funds and has held such positions since 2000.

H. Alexander Holmes.  Mr. Holmes has been a Director since inception. He has degrees in law and accounting and spent 25 years in the tax practice of a nationally recognized accounting firm and was a managing partner of one of its offices. He has over 40 years of experience as a tax professional and estate planning consultant and has served on the boards and audit committees of several public companies. He is a retired certified public accountant and the founder of a tax and financial consulting firm advising family businesses and high net worth individuals.

Thomas Mann.  Mr. Mann has been a Director since March 2013 and previously served as an Advisory Board Member since November 2012. He has 40 years of asset management and banking experience and is currently a private investor. He is a former managing director of an investment bank.

Steve E. Moss.  Mr. Moss has been a Director since inception. He has over 30 years of public accounting experience advising businesses and high net worth individuals. He is a certified public accountant and is currently a principal of an accounting firm and a manager of a real estate investment partnership.

Gregory S. Sellers.  Mr. Sellers has been a Director since inception. He has over 25 years of experience in finance, including public accounting, and has held positions in private companies as a chief financial officer and vice president of finance. He is currently the chief financial officer of a marketing and print communications solutions company.

Daniel K. Wilson.  Mr. Wilson has been a Director since 2009. He has 30 years of finance and accounting experience, primarily as CFO of a large, privately held textile company. He is currently in private practice as a CPA.

[Info on Budko]

Based on all of the foregoing, the Board recommends that the Fund’s Partners vote FOR Proposal 1.

PROPOSAL 2

TO PROVIDE VOTING INSTRUCTIONS REGARDING THE MASTER FUND PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC AND THE MASTER FUND

The Master Fund’s Board recommends that the Master Fund’s partners vote FOR the Advisory Agreement between the Purchaser and the Master Fund.  The Fund’s Board is seeking to obtain your voting instructions regarding the Master Fund’s proposal to approve the Advisory Agreement.

At the Master Fund Special Meeting, the Master Fund’s partners will be asked to approve the Advisory Agreement between the Purchaser (the “Adviser”) and the Master Fund.  The Advisory Agreement contains substantially similar terms and conditions as the existing HIP Agreement between HIP and the Master Fund.  The form of the Advisory Agreement is attached hereto as Appendix A.    The Advisory Agreement would replace the HIP agreement, which, pursuant to the 1940 Act, will automatically terminate upon its assignment as part of the consummation of the Purchase.

The Fund is seeking to obtain voting instructions to vote the Fund’s interests in the Master Fund regarding the Master Fund Proposal to approve the Advisory Agreement.

If the Master Fund’s partners do not approve Proposal 2, the Purchase will not be consummated.  The Master Fund’s Board may re-solicit proxies, and may consider alternatives to the Purchase as it deems appropriate and in the best interests of the Master Fund, including the possible liquidation of the Master Fund.

HIP and the HIP Agreement

HIP currently provides day-to-day investment management services to the Master Fund pursuant to the HIP Agreement.  HIP is registered as an investment adviser with the U.S. Securities and Exchange Comission (the “SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”).  As of March 31, 2013, approximately $1.9 billion of assets were under the management of HIP and its affiliates.  HIP’s principal place of business is located at 8540 Colonnade Center Dr., Suite 401, Raleigh, NC 27615, Telephone (888) 363-2324, Facsimile (816) 860-3138.

Under the HIP Agreement, HIP is entitled to receive an annual fee rate of 1.00% of the net assets of the Master Fund, paid monthly.  The Master Fund also pays the Master Fund’s general partner a performance allocation equal to 10% of the excess of the new net profits of the limited partner interests of the Master Fund (calculated annually and accrued for monthly) over the yield-to-maturity of the 90-day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Master Fund. Although the Fund does not pay any direct investment management fee, the Fund bears, as a result of its investment in the Master Fund, its allocable portion of any management fee charged to the Master Fund.

For the fiscal year ended March 31, 2013 HIP received $[   ] pursuant to the HIP Agreement.

The Adviser and the Advisory Agreement

If Proposal 2 is approved, the Adviser will assume HIP’s role in providing day-to-day investment management services to the Master Fund.  The Adviser is a newly-formed Delaware limited liability company.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of the Adviser as of the consummation of the Purchase.  Each individual’s address will be 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615.

Name	Principal Occupation with Adviser
David B. Perkins	Chief Executive Officer
Robert L. Worthington	President
J. Michael Fields	Chief Operating Officer
R. Lance Baker	Chief Financial Officer
Andrew P. Chica	Chief Compliance Officer

There were no brokerage commissions paid by the Fund to affiliated brokers of the Adviser for the fiscal year ended March 31, 2013.

A copy of the Advisory Agreement is attached hereto as Appendix A.  The following description is only a summary.  You should refer to Appendix A for the Advisory Agreement, and the description set forth in this Proxy Statement of the Advisory Agreement is qualified in its entirety by reference to Appendix A.

Advisory Services.  Similar to HIP’s services under the HIP Agreement, under the Advisory Agreement, the Adviser shall: (i) furnish continuously an investment program for the Master Fund; (ii) determine (subject to the overall supervision and review of the Master Fund Board) which investments shall be purchased, held, sold or exchanged by the Master Fund and what portion, if any, of the assets of the Master Fund shall be held uninvested; and (iii) make changes in the investments of the Master Fund. Similar to HIP’s additional services under the HIP Agreement, the Advisory Agreement provides that the Adviser shall also manage, supervise and conduct the other affairs and business of the Master Fund and matters incidental thereto, subject always to the control of the Master Fund Board and to the provisions of the organizational documents of the Master Fund, the registration statement of the Master Fund and its securities, including the offering documents and registration statements of the Fund, and the other funds that serve as feeder funds to the Master Fund (the “Feeder Funds”), and the 1940 Act, in each case as from time to time amended and in effect. The Advisory Agreement also indicates that the Advisor shall render to the Master Fund management and administrative assistance in connection with the operation of the Master Fund that shall include: (i) compliance with all reasonable requests of the Master Fund for information, including information required in connection with the Master Fund’s filings with the SEC, other federal and state regulatory organizations, and self-regulatory organizations, and (ii) such other services as the Adviser shall from time to time determine to be necessary or useful to the administration of the Master Fund.  Such provisions were also part of the HIP Agreement.  In addition, as HIP did under the HIP Agreement, under the Advisory Agreement the Adviser will submit such periodic reports to the Master Fund regarding its activities as the Master Fund may request and will maintain all books, records, reports and any other information required under the 1940 Act, to the extent that such books, records, reports and other information are not maintained or furnished by the custodian, transfer agent, administrator, sub-administrator or other agent of the Master Fund.

Brokerage.  The Advisory Agreement provides that, except for investments made directly in securities by the Adviser on behalf of the Master Fund, the Master Fund and the Adviser will have no direct control over the selection of brokers and in selecting brokers or dealers to execute transactions directly, the Adviser may not necessarily solicit competitive bids and may not have an obligation to seek the lowest available commission cost. The Advisory Agreement states that it may not be the practice of the Adviser to negotiate “execution only” commission rates, and thus the Adviser may be deemed to be paying for research and other services provided by the broker which are included in the commission rate. The Advisory Agreement states that research furnished by brokers may include, but is not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; financial publications; statistic and pricing services, as well as discussions with research personnel, along with hardware, software, databases and other technical and telecommunication services and equipment (including updates, improvements and repairs of same) utilized in the investment management process.   Further, the Advisory Agreement states that research services obtained by the use of commissions arising from the Master Fund’s direct portfolio transactions may be used by the Adviser in its other investment activities and to the extent the Adviser utilizes commissions to obtain items which would otherwise be an expense of the Adviser, such use of commissions in effect constitutes additional compensation. Finally, the Advisory Agreement states that Section 28(e) of the Securities Exchange Act of 1934, as amended, permits the payment of a rate of commissions in excess of the amount another broker would have charged to obtain “research and execution” services, which may result in higher transaction costs than would otherwise be obtainable.  The aforementioned provisions relating to brokerage are substantially similar to the provisions of the HIP Agreement relating to the same.

Advisory Fees.  The Advisory Agreement contains a fee structure identical to that of the HIP Agreement, based on the Master Fund’s average monthly net assets. The Adviser is entitled to receive an annual fee rate of 1.00% of the net assets of the Master Fund, paid monthly, plus a performance allocation equal to 10% of the excess of the new net profits of the limited partner interests of the Master Fund (calculated annually and accrued for monthly) over the yield-to-maturity of the 90-day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Master Fund.

Duration and Termination.  Like the HIP Agreement, the Advisory Agreement provides that it will continue in effect for an initial two-year period and that it shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act.  Like the HIP Agreement, the Advisory Agreement indicates that it may be terminated at any time, upon not more than sixty (60) days’ or less than thirty (30) days’ prior written notice, by the Master Fund (by vote of the Master Fund’s Board or by vote of a majority of the outstanding voting securities of the Master Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon not more than sixty (60) days’ or less than thirty (30) days’ prior written notice to the Master Fund.  The Advisory Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act).

Limitation on Liability and Indemnification.  Like the HIP Agreement, the Advisory Agreement provides that none of the Adviser or its officers, principals, members, shareholders, directors, partners, employees, agents, members, affiliates or the legal representatives of any of them or managers, members or affiliates (each, an “Indemnified Person”) shall be liable for any acts or omissions or any error of judgment or for any loss suffered by the Master Fund in connection with the subject matter of the Advisory Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence in the performance by such Indemnified Person of obligations and duties. Like the HIP Agreement. The Advisory Agreement also provides that to the fullest extent permitted by law, the Master Fund shall indemnify each Indemnified Person out of the assets of the Master Fund from and against any and all costs, losses, claims, damages, amounts paid in settlement, judgment or expense, liabilities, joint or several, including, without limitation, legal fees or other expenses reasonably incurred in the investigation or defense of any action, suit or proceeding (including civil, criminal, administrative or investigative proceedings) to which an Indemnified Person may be a party or otherwise be involved with or with which an Indemnified Person shall be threatened, resulting in any way from the performance or non-performance of their duties hereunder, except those resulting from the willful misfeasance, gross negligence or bad faith of such Indemnified Person. In addition, both the HIP Agreement and the Advisory Agreement state that the Master Fund shall advance to or reimburse an Indemnified Person (to the extent that the Master Fund has available assets and need not borrow to do so) reasonable attorney’s fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance and that the Adviser agrees, and each other Indemnified Person will agree, that in the event it receives any such advance, it shall reimburse the Master Fund for such fees, costs and expenses to the extent that it shall be determined that it was not entitled to indemnification under this provision.

MASTER FUND BOARD APPROVAL AND RECOMMENDATION OF THE ADVISORY AGREEMENT

In reaching its decision to approve the Advisory Agreement, the members of the Master Fund Board (the “Master Fund Directors”), including all of the “Master Fund Independent Directors” (i.e., Master Fund Directors that are not “interested persons” of the Master Fund as that term is defined in the 1940 Act), met in person at a meeting held on November 22, 2013 with senior executives of the Adviser.  The Master Fund

Board reviewed information about the Purchase and its potential impact on the Master Fund, reviewed information about the Company, the Purchaser and their affiliates and considered the terms of the Advisory Agreement.  The Master Fund Independent Directors also reviewed information concerning advisory and service fees to be paid to the Adviser by the Funds, certain service fees to be paid by the Adviser to a broker-dealer affiliate, as well as an expense sharing arrangement between RSC Capital Corporation and Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC.  The Master Fund Board and legal counsel to the Master Fund Independent Directors had an opportunity to review the information provided in advance of the meeting by the Adviser, including information pursuant to the requirements of Section 15(c) of the 1940 Act.  This information also included materials requested by legal counsel to the Master Fund Independent Directors that provided details concerning the terms of the Purchase and the financial stability of the Adviser.

The Master Fund Independent Directors discussed the details of the Purchase with representatives of the Adviser and the Master Fund’s current investment adviser, HIP. The Master Fund Independent Directors noted that the Adviser will be a newly registered investment adviser. Following the Purchase, the Adviser will operate as an indirect subsidiary of RCS Capital Corporation. The sole owner of the Adviser will be RCS Advisory Services LLC, an operating subsidiary of RCS Capital Corporation. The Master Fund Independent Directors discussed that there were no expected changes in the portfolio managers currently providing advisory services to the Master Fund as a result of the Purchase, and reviewed the background and experience of each of the portfolio managers.  Further, the Master Fund Independent Directors discussed with the Adviser whether the services to be provided to the Master Fund were expected to change as a result of the Purchase. The Adviser noted that the advisory services to be provided to the Master Fund are not expected to change, including the manner in which investment decisions are made and executed. The Board noted that the Fund’s investment objectives and policies are not expected to change as a result of the Purchase.

The Master Fund Independent Directors also considered that Realty Capital Securities, LLC, an affiliate of the Adviser, entered into an Acceptance, Waiver & Consent with FINRA and paid a nominal fine imposed by FINRA in connection with certain of its activities as a broker-dealer .  Realty Capital Securities LLC is also named in an arbitration brought by another broker-dealer. The Adviser did not believe that these regulatory actions, fines or the arbitration would have a material impact on its management of the Master Fund.

In the course of their review, the Master Fund Directors considered their legal responsibilities with regard to all factors deemed to be relevant to the Master Fund, including, but not limited to the following: (1) the nature, extent and quality of services to be provided to the Master Fund; (2) the performance of the Master Fund; (3) the Master Fund’s advisory fee and overall Master Fund expenses; (4) the fact that the Purchase is not expected to affect the manner in which the Master Fund is advised; (5) the fact that the current portfolio management team will continue to manage the Master Fund; (6) the fact that the fee structure under the Advisory Agreement would be identical to the fee structure under the HIP Agreement; (7) payments by the Feeder Funds to the Adviser pursuant to a Servicing Agreement, (8) payments of service fees and sales charges to an affiliated broker-dealer of the Adviser,  (9) an expense sharing arrangement between the Adviser and its parent, RCS Capital Corporation; and (10) other factors deemed relevant by the Board, including the Adviser’s and MCCM’s investment process, and the particular services to be provided to the Master Fund by the Adviser and MCCM.

The Master Fund Independent Directors reviewed, and discussed with the Adviser, comparative performance, advisory fee and overall Fund expense information for the Master Fund versus other similar closed-end hedge fund of funds. The Master Fund Independent Directors noted that Management stated that there were few truly comparative funds. The Adviser discussed with the Master Fund Independent Directors the construction of the comparative fund group. The Master Fund Independent Directors also compared the Funds’ advisory fee and overall Fund expenses versus a universe of comparable closed-end fund of hedge funds, as compiled by Lipper Analytical Services, Inc.

The Master Fund Directors also evaluated the Advisory Agreement in light of information they had requested and received from the Adviser prior to the meeting.  The Master Fund Directors reviewed these materials with management of the Adviser, legal counsel to the Master Fund and the Adviser, and legal counsel to the Master Fund Independent Directors.  The Master Fund Independent Directors also discussed the Advisory Agreement in an executive session, at which no representatives of the Adviser were present.  The Master Fund Directors considered whether the Advisory Agreement would be in the best interests of the Master Fund and its partners and the overall fairness of the Advisory Agreement.  Among other things, the Master Fund Directors reviewed information concerning: (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the Master Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Master Fund; (4) the extent to which economies of scale will be realized as the Master Fund grows and the extent to which fee levels reflect such economies of scale, if any, for the benefit of the Master Fund’s partners; and (5) ancillary benefits and other factors.  In their deliberations, the Master Fund Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Master Fund Director attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Master Fund.

The Board members noted the Adviser will be a newly registered investment adviser, and that the Master Fund’s current portfolio managers will continue to provide services to the Master Fund following the Purchase. The Board members determined that the advisory services to be provided by the portfolio managers, after considering their background and experience, would continue to be a benefit to the Master Fund. The Board members considered that the advisory services to be provided to the Master Fund after the Purchase are not expected to change. Further, the Board members considered the advisory and other services to be provided by the Adviser, as well as the services to be provided by MCCM as sub-adviser. The Board members considered that the Funds’ investment objectives and policies are not expected to change as a result of the Purchase.

 Investment Performance of the Master Fund.

The Master Fund Board considered the investment experience of the Adviser, including the performance of the Master Fund. The Board members and counsel to the Master Fund Independent Directors asked several questions about the Master Fund’s performance against certain peers. The Board members noted that the Master Fund’s performance returns were within the range of performances of comparative funds.

Costs of Services Provided and Profits Realized by the Adviser

In connection with the Master Fund Directors’ consideration of the level of the advisory fees, the Master Fund Directors considered a number of factors. The Board members noted that the advisory fee rate to be paid to the Adviser under the Advisory Agreement is the same as the advisory fee rate paid by the Master Fund to HIP under the HIP Agreement. The Board members also considered that the Adviser, as the Master Fund’s general partner is paid a performance allocation, which is the same performance allocation rate provided for in the HIP Agreement.  Based on current Fund asset levels, management indicated that the Adviser earned a small profit margin providing services to the Master Fund.  The Board members considered the relative profitability of the Adviser and MCCM with respect to the services they each provide to the Master Fund.

The Master Fund Board’s analysis of the Master Fund’s advisory fee and overall expenses included a discussion and review of data concerning the current fee and expense ratios of the Master Fund compared to a peer group. The Board members considered peer group rankings, noting that the Funds’ advisory fee and overall expense ratios were within the range of fees and expenses paid by funds in the peer group.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Master Fund Directors considered the extent to which economies of scale were expected to be realized relative to fee levels as the Master Fund’s assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Master Fund.  After discussions with the Board members concerning the Adviser’s expected profitability and growth in assets for the Master Fund, the Board noted that it will address the issue if Fund assets grow.

Other Benefits.

In addition to the above factors, the Master Fund Directors also discussed other benefits received by the Adviser from its management of the Master Fund.  The Board noted that the Adviser receives a Fund Servicing Fee for its services as Servicing Agent to the Funds under a fund servicing agreement. It was noted that the Adviser may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of the Fund Servicing Fee in its sole discretion. The Board also noted that a broker-dealer affiliated with the Adviser, Hatteras Capital Distributors, LLC, receives service fees from the Adviser and sales charges (which may be subject to waivers or reductions) with respect to the Funds. The full amount of the sales charges may also be subject to waivers or reductions and may be re-allowed by Hatteras Capital Distributors, LLC to third parties.  The Master Fund Directors noted that the Company and Hatteras Capital Distributors LLC had entered into an agreement to sell Units of the Fund prior to the consummation of the Purchase. The Master Fund Directors considered that the Adviser and RCS Capital Corporation will enter into an expense sharing arrangement whereby a portion of Realty Capital Securities’ base distribution costs will be allocated to the Adviser based on the ratio of Fund sales to total firm security sales. Realty Capital Securities is RCS Capital Corporation’s affiliated broker-dealer.

Section 15(f) and Rule 15a-4 of the 1940 Act.

The Master Fund Directors also considered whether the arrangement between the Adviser and the Master Fund complies with the conditions of Section 15(f) of the 1940 Act.  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Master Fund cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  Second, an “unfair burden” must not be imposed upon the Master Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Master Fund or its partners (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Master Fund (other than bona fide ordinary compensation as principal underwriter for the Master Fund).

In connection with the first condition of Section 15(f), the Master Fund Directors noted that at least 75% of the Master Fund Directors are currently not “interested persons” (as defined in the 1940 Act) of the Adviser in compliance with this provision of Section 15(f).  With respect to the second condition of Section 15(f), the Adviser has represented that the Purchase will not have an economic impact on the Adviser’s ability to provide services to the Master Fund and no fee increases are contemplated and that, the Purchase will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Purchase.  The Adviser has represented that neither the Adviser nor any interested person of the Adviser will receive any compensation from the Master Fund or its partners, except as permitted pursuant to Section 15(f).

The Master Fund Board also considered the requirements of Rule 15a-4, as described herein.

Based on all of the foregoing, the Master Fund Board recommends that the Master Fund’s partners vote FOR the Advisory Agreement.  The Fund’s Board is seeking to obtain your voting instructions regarding the Master Fund’s proposal to approve the Advisory Agreement.

PROPOSAL 3

TO PROVIDE VOTING INSTRUCTIONS REGARDING THE MASTER FUND PROPOSAL TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG MORGAN CREEK CAPITAL MANAGEMENT, SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC AND THE MASTER FUND

The Master Fund Board recommends that the Master Fund’s partners vote FOR the Sub-Advisory agreement among MCCM, the Adviser and the Master Fund.  The Fund’s Board is seeking to obtain your voting instructions regarding the Master Fund’s proposal to approve the Sub-Advisory Agreement.

At the Master Fund Special Meeting, the Master Fund’s partners will be asked to approve the Sub-Advisory Agreement among MCCM, the Adviser and the Master Fund.  The Sub-Advisory Agreement contains substantially similar terms and conditions as the MCCM Agreement (the existing co-investment management agreement among MCCM, HIP and the Master Fund).  The form of the Sub-Advisory Agreement is attached hereto as Appendix B.    The Master Fund Board recommends approval of the Sub-Advisory Agreement to replace the MCCM Agreement, which, pursuant to the 1940 Act, will automatically terminate upon its assignment as part of the consummation of the Purchase.

The Fund’s Board is seeking to obtain voting instructions to vote the Fund’s interests in the Master Fund regarding the Master Fund Proposal to approve the Sub-Advisory Agreement.

If the Master Fund’s partners do not approve Proposal 3, the Purchase will not be consummated.  The Master Fund Board may re-solicit proxies, and may consider alternatives to the Purchase as it deems appropriate and in the best interests of the Master Fund, including the possible liquidation of the Master Fund.

MCCM and the MCCM Agreement

MCCM currently provides day-to-day investment management services to the Master Fund pursuant to the MCCM Agreement.  MCCM is registered as an investment adviser with the SEC under the Advisers Act.  As of March 1, 2013, MCCM had assets under management of approximately $6.8 billion.  MCCM’s principal place of business is located at 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina, 27517, Telephone (919) 933-4004, Facsimile (919) 933-4048.

Under the MCCM Agreement, HIP makes distributions to MCCM equal to a percentage of the management fee HIP receives from the Master Fund.  Although the Fund does not pay any direct investment management fee, the Fund bears, as a result of its investment in the Master Fund, its allocable portion of the management fee charged to the Master Fund.

After fee waivers and expense reimbursements, for the fiscal year ended March 31, 2013 MCCM received $[   ] pursuant to the MCCM Agreement.

The Sub-Adviser and the Sub-Advisory Agreement

If Proposal 3 is approved, MCCM (the “Sub-Adviser”) will continue providing day-to-day investment management services to the Master Fund.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of MCCM. Each individual’s address is c/o Morgan Creek Capital Management, LLC, 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina, 27517. No officer or director of the Fund or the Master Fund is an officer, employee, director, general partner or shareholder of MCCM.

Name	Principal Occupation with Adviser
Mark W. Yusko	Chief Executive Officer and Chief Investment Officer
Robin H. Butler	Chief Compliance Officer

There were no brokerage commissions paid by the Fund to affiliated brokers of the Sub-Adviser for the fiscal year ended March 31, 2013.

A copy of the Sub-Advisory Agreement is attached hereto as Appendix B.  The following description is only a summary.  You should refer to Appendix B for the Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the Sub-Advisory Agreement is qualified in its entirety by reference to Appendix B.

Advisory Services.  Similar to MCCM’s services under the MCCM Agreement, under the Sub-Advisory Agreement, MCCM will be involved with all aspects of the Master Fund’s investment program including, without limitation, asset allocation, portfolio construction, and manager search and selection. In addition, as part of the services MCCM will provide under the Sub-Advisory Agreement, MCCM will: (i) advise the Adviser in writing as to the recommended allocation of assets of the Master Fund among portfolio managers, including dates for retaining and terminating portfolio managers, and provide (quarterly during the Adviser’s and MCCM’s quarterly Core Alternatives Funds meeting (the “CA Meeting”)) to the Adviser a quarterly “Strategy Outlook” describing MCCM’s macro perspective and overview for strategy weightings in the Master Fund; (ii) as part of the CA Meeting, provide, document and review portfolio construction for the Master Fund implementing the Strategy Outlook and portfolio manager selection process as necessary (in the discretion of the Adviser); (iii) research, identify, recommend, monitor, evaluate and meet with potential portfolio managers as part of its manager due diligence responsibilities. This process will incorporate, without limitation, and as deemed reasonably necessary in the reasonable discretion of MCCM, initial onsite review, an assessment of the performance of portfolio managers recommended by MCCM and which are managing assets of the Master Fund and a periodic written recommendations to the Adviser and an annual written update for all underlying funds that are not in the process of being redeemed; (iv) conduct operational due diligence as reasonably agreed upon by the Adviser and MCCM from time to time; (v) upon the mutual agreement of the Adviser and MCCM, prepare a private equity cash flow model, including a review of the current and estimated exposure level to private investments. This review will also incorporate a review of commitment levels for the Master Fund’s vintage year program. The Private Equity Cash Flow Model is to be provided, documented and reviewed during the Adviser’s and MCCM’s dedicated “Private Investment Meeting”; (vi) provide risk management oversight in a manner consistent with the risk management oversight provided to similar clients of MCCM, as reasonably agreed upon by the Adviser and MCCM from time to time; (vii) upon the reasonable request of the Adviser, review and comment upon offering documents and ancillary sales materials prepared by the Adviser for the Master Fund; (viii) provide underlying fund, strategy and manager level exposure reporting, including, without limitation, an analysis of geography, leverage, underlying fund size and other statistical exposures. Exposure reporting must be documented and provided to the Adviser as of each quarter end, within 60 days after the quarter end; (ix) participate, at the request of the Adviser and as mutually agreed to by MCCM, in educational meetings with customers and other prospective investors in the Master Fund; (x) maintain such books and records as mutually deemed appropriate by MCCM and the Adviser relating to the recommendations, retention, performance and services of portfolio managers recommended by MCCM and selected by the Master Fund’s Investment Committee to manage the assets of the Master Fund; and (xi) hold a quarterly financial advisor call with the Adviser.

The Sub-Advisory Agreement, like the MCCM Agreement, states that MCCM shall also, in furnishing services thereunder, be subject to, and shall perform in accordance with the Master Fund’s limited partnership agreement and/or other governing instruments; the currently effective registration statement of the Master Fund and each feeder fund that invests in the Master Fund; the 1940 Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Master Fund; the Master Fund’s Compliance Manual and other policies and procedures adopted from time to time by the Master Fund Board; and, the written instructions of the Adviser.  In addition, in performing the services under the Sub-Advisory Agreement, MCCM shall act with the same levels of care and diligence as it acts with respect to performing services for the other funds advised by it, and MCCM will at all times provide the same level of services to the Master Fund as it provides to other funds advised by it. Notwithstanding the foregoing, MCCM acknowledges that no investment will be made without the affirmative vote of each of the members of the Adviser’s and MCCM’s joint investment committee.

Under the Sub-Advisory Agreement, and similar to its responsibilities under the MCCM Agreement, MCCM, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for MCCM to faithfully perform its duties under the Sub-Advisory Agreement; and (ii) administrative facilities and all equipment necessary for the efficient conduct of MCCM’s duties under the Sub-Advisory Agreement. In addition, MCCM will maintain all accounts, books and records with respect to the Master Fund as are required of an investment adviser pursuant to the Advisers Act and the rules thereunder.

The Sub-Advisory Agreement also provides that on occasions when MCCM deems the purchase of a security to be in the best interest of the Master Fund as well as other clients of MCCM, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by MCCM in the manner which MCCM considers to be the most equitable and consistent with its fiduciary obligations to the Master Fund and to its other clients.  The Adviser agrees that MCCM and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Master Fund.  The Adviser also acknowledges that MCCM and its affiliates are fiduciaries to other entities and persons, some of which have similar investment objectives (and will hold the same or similar investments) as the Master Fund, and that MCCM will carry out its duties hereunder together with its duties under such relationships.

Management Fees. The Sub-Advisory Agreement, like the MCCM Agreement, provides that MCCM is entitled to receive 30% of any Management Fees received by the Adviser from the Master Fund on the first one billion dollars of assets under management (“AUM”) of the Master Fund; 40% of Management Fees on the second billion dollars of AUM of the Master Fund; and 50% of Management Fees on AUM of the Master Fund over two billion dollars. Additionally, MCCM is entitled to receive 30% of the Performance Allocation received by HIM from the Master Fund on the first one billion dollars of AUM of the Master Fund; 40% of Performance Allocation on the second billion dollars of AUM of the Master Fund; and 50% of Performance Allocation on AUM of the Master Fund over two billion dollars. Accordingly, the Master Fund will not pay MCCM any fees directly and because the fee structure under the Advisory Agreement will be identical to the fee structure under the HIP Agreement, as described above, the management fee payable by the Master Fund, and indirectly borne by the Fund, will not increase under the Agreements.

Duration and Termination. The Sub-Advisory Agreement provides that it will continue in effect for an initial two-year period and shall continue in effect for successive annual periods, subject to annual approval as required by the 1940 Act. The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Master Fund Board including a majority of the Master Fund Independent Directors, or by the vote of a majority of the outstanding voting securities of the Mater Fund, on sixty (60) days’ written notice to the Adviser and MCCM, or by the Adviser or MCCM on sixty (60) days’ written notice to the Master Fund and the other party.  The Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the 1940 Act), or (ii) in the event the Advisory Agreement is assigned (as defined in the 1940 Act) or terminates for any other reason.  The Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of the Sub-Advisory Agreement, unless the party in material breach of the Sub-Advisory Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Limitation on Liability and Indemnification. The Sub-Advisory Agreement provides that except as may otherwise be provided by the 1940 Act or any other federal securities law, neither MCCM nor any of its officers, directors, partners, members and employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Master Fund as a result of, including but not limited to, any act or omission in the course of, or connected with, rendering services thereunder by MCCM or its Affiliates, any error of judgment or mistake of law by MCCM or its Affiliates with respect to the Master Fund, except that nothing in the Sub-Advisory Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of

MCCM or its Affiliates for, and MCCM shall indemnify and hold harmless the Master Fund, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser. Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of MCCM in the performance of any of its duties or obligations thereunder; or (ii) any untrue statement of a material fact contained in any prospectus, statement of additional information (“SAI”), offering memorandum, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Master Fund or the omission to state therein a material fact known to MCCM which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Adviser or the Master Fund by MCCM Indemnitees (as defined below) for use therein.

The Sub-Advisory Agreement also provides that except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser, the Master Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by MCCM as a result of any error of, including but not limited to, judgment or mistake of law by the Adviser, the Master Fund and their respective Affiliates with respect to the Master Fund, except that nothing in the Sub-Advisory Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless MCCM, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “MCCM Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of MCCM Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations thereunder or (ii) any untrue statement of a material fact contained in any prospectus, SAI, offering memorandum, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Master Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to MCCM or the Master Fund by the Adviser Indemnitees for use therein.

MASTER FUND BOARD APPROVAL AND RECOMMENDATION OF THE SUB-ADVISORY AGREEMENT

In reaching its decision to approve the Sub-Advisory Agreement, the Master Fund Board, including all of the Master Fund Independent Directors, met in person at a meeting held on November 22, 2013 with senior executives of the Sub-Adviser.  The Master Fund Board reviewed information about the Purchase and its potential impact on the Master Fund and considered the terms of the Sub-Advisory Agreement.  The Master Fund Board and legal counsel to the Master Fund Independent Directors had an opportunity to review the information provided in advance of the meeting by the Sub-Adviser, including information pursuant to the requirements of Section 15(c) of the 1940 Act.  This information also included materials requested by legal counsel to the Master Fund Independent Directors that provided details concerning the terms of the Purchase and the financial stability of the Adviser.  In the course of their review, the Master Fund Directors considered their legal responsibilities with regard to all factors deemed to be relevant to the Master Fund, including, but not limited to the following: (1) the quality of services to be provided to the Master Fund; (2) the performance of the Master Fund; (3) the Master Fund’s sub-advisory fee and overall Master Fund expenses; (4) the fact that the Purchase is not expected to affect the manner in which the Master Fund is advised; (5) the fact that the current portfolio management team will continue to manage the Master Fund; (6) the fact that the fee structure under the Sub-Advisory Agreement would be substantially similar to the fee structure under the MCCM Agreement; and (7) other factors deemed relevant.

The Master Fund Directors also evaluated the Sub-Advisory Agreement in light of information they had requested and received from the Sub-Adviser prior to the meeting.  The Master Fund Directors reviewed these materials with management of the Sub-Adviser, legal counsel to the Master Fund and the Sub-Adviser, and legal counsel to the Master Fund Independent Directors.  The Master Fund Independent Directors also discussed the Sub-Advisory Agreement in an executive session, at which no representatives of the Sub-Adviser were present.  The Master Fund Directors considered whether the Sub-Advisory Agreement would be in the best interests of the Master Fund and its partners and the overall fairness of the Sub-Advisory Agreement.  Among other things, the Master Fund Directors reviewed information concerning: (1) the nature, extent and quality of the services to be provided by the Sub-Adviser; (2) the Master Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Sub-Adviser and its affiliates from their relationship with the Master Fund; (4) the extent to which economies of scale will be realized as the Master Fund grows and the extent to which fee levels reflect such economies of scale, if any, for the benefit of the Master Fund’s partners; and (5) ancillary benefits and other factors.  In their deliberations, the Master Fund Directors did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Master Fund Director attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Master Fund.

The Master Fund Board considered information it believed necessary to assess the stability of the Sub-Adviser as a result of the Purchase and to assess the nature and quality of services to be provided to the Master Fund by the Sub-Adviser following the closing of the Purchase.  The Board members considered that as sub-adviser, MCCM would research, identify, recommend, monitor, evaluate, and meet with potential Advisers (as defined in the Fund’s prospectus) as part of its due diligence responsibilities and that MCCM’s due diligence process would continue to utilize the same investment team. The Board discussed MCCM’s due diligence process and the backgrounds of the individuals on MCCM’s team. The Board members determined that MCCM’s services and experience in this area would continue to be a benefit to the Master Fund. In addition, the Board members considered the relative responsibilities of the Adviser and MCCM with respect to management of the Master Fund and determined that the relative services to be provided by the Adviser and MCCM would be in the Master Fund’s best interests.

Investment Performance of the Master Fund.

The Master Fund Board considered the investment experience of the Sub-Adviser, including the performance of the Master Fund.  The Board members and counsel to the Master Fund Independent Directors asked several questions about the Master Fund’s performance against certain peers. The Board members noted that the Master Fund’s performance returns were within the range of performances of comparative funds.

Costs of Services Provided and Profits Realized by the Sub-Adviser

In connection with the Master Fund Directors’ consideration of the level of the sub-advisory fees, the Master Fund Directors considered a number of factors.  The Master Fund Board’s analysis of the Master Fund’s overall advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Master Fund compared to a peer group. The Board members also considered advisory fees charged by the Sub-Adviser to certain comparable institutional and other accounts managed by the Sub-Adviser. The Master Fund Board’s analysis also included a consideration of the  compensation to be paid by  the Adviser to the Sub-Adviser in light of the costs incurred and the services provided by each. The Board members also noted that the Sub-Adviser’s fees will be paid entirely by the Adviser so that no additional expenses would be borne by the Master Fund for the engagement of the Sub-Adviser. The Sub-Adviser will continue to receive the same percentage of the Adviser’s performance allocation, based on assets in the Master Fund. Further, the Board members noted that the fee to be paid to the Sub-Adviser pursuant to the Sub-Advisory Agreement is the same as the fees paid pursuant to the MCCM Agreement. Based on current Fund asset levels, the Sub-Adviser indicated that it is expected to earn a profit with respect to its management of the Master Fund. The Board members considered the expected profitability of the Adviser and Sub-Adviser with respect to the services they each provide to the Master Fund.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Master Fund Directors considered the extent to which economies of scale were expected to be realized relative to fee levels as the Master Fund’s assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Master Fund. After discussions with the Board members concerning the Adviser’s expected profitability and growth in assets for the Master Fund, the Board  noted that it will address the issue if Fund assets grow.

Other Benefits.

In addition to the above factors, the Master Fund Directors also discussed other benefits received by the Sub-Adviser from its management of the Master Fund, including ancillary benefits that could accrue to MCCM affiliates.

Section 15(f) and Rule 15a-4 of the 1940 Act.

The Master Fund Directors also considered whether the arrangement between the Sub-Adviser and the Master Fund complies with the conditions of Section 15(f) of the 1940 Act.  Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.  First, for a period of three years after closing of the transaction, at least 75% of the board members of the Master Fund cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  Second, an “unfair burden” must not be imposed upon the Master Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto.  The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the Master Fund or its partners (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Master Fund (other than bona fide ordinary compensation as principal underwriter for the Master Fund).

In connection with the first condition of Section 15(f), the Master Fund Directors noted that at least 75% of the Master Fund Directors are currently not “interested persons” (as defined in the 1940 Act) of the Adviser in compliance with this provision of Section 15(f).  With respect to the second condition of Section 15(f), the Sub-Adviser has represented that the Purchase will not have an economic impact on the Sub-Adviser’s ability to provide services to the Master Fund and no fee increases are contemplated and that, the Purchase will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Purchase.  The Sub-Adviser has represented that neither the Sub-Adviser nor any interested person of the Adviser will receive any compensation from the Master Fund or its partners, except as permitted pursuant to Section 15(f).

The Master Fund Board also considered the requirements of Rule 15a-4, as described herein.

Based on all of the foregoing, the Master Fund Board recommends that the Master Fund’s partners vote FOR the Sub-Advisory Agreement.  The Fund’s Board is seeking to obtain your voting instructions regarding the Master Fund’s proposal to approve the Sub-Advisory Agreement.

PROPOSAL 4

TRANSFER OF HATTERAS INVESTMENT MANAGEMENT LLC’S GENERAL PARTNERSHIP INTEREST IN THE FUND AND IN THE MASTER FUND TO THE PURCHASER

The Fund’s Board recommends that the Fund’s Partners vote FOR the transfer of Hatteras Investment Management LLC’s general partnership interest in the Fund and its general partnership interest in the Master Fund to the Purchaser.

As general partner, HIM is entitled to a performance allocation equal to 10% of the excess of the new net profits of the limited partner interests of the Master Fund (calculated annually and accrued for monthly) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Master Fund.)  At the Special Meeting, the Fund’s Partners will be asked to approve the transfer of HIM’s general partnership interest in the Fund to the Purchaser and to provide voting instructions regarding the Master Fund Proposal to approve the transfer of HIM’s general partnership interest in the Master Fund to the Purchaser.

BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSAL

At a meeting held on November 22, 2013, the Board determined that these transfers facilitate the Purchase and that the Purchase is in the best interest of the Fund.

Based on all of the foregoing, the Board recommends that the Fund’s Partners vote FOR Proposal 4.

ADDITIONAL INFORMATION

Other Matters.  No business other than the matters described above are expected to come before the Special Meeting, but should any other matter requiring a vote of Partners arise, including any question as to adjournment of the Special Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its Partners.

Principal Holders of the Fund.  The beneficial owners of more than 5% of the outstanding value of the Fund as of the Record Date are as follows:

Name and Address of Owner	Number of Shares	Percentage of Fund

Security Ownership of Management.  As of the Record Date, the Fund’s directors and officers owned, in aggregate, less than 1% of  the Fund.

Custodian, Administrator and Distributor.  UMB Bank, N.A. serves as custodian of the Feeder Funds’ cash balances and provides custodial services for the Feeder Funds. J.D. Clark & Company, a division of UMB Fund Services, Inc., serves as administrator and accounting agent to the Feeder Funds and provides certain accounting, record keeping and investor related services. Hatteras Capital Distributors LLC, an affiliate of HIP, serves as the Feeder Funds’ distributor.

Partner Proposals and Procedures for Partner Communications with the Board. The Fund is not required to hold annual meetings of Partners and currently does not intend to hold meetings unless Partner action is required under the 1940 Act. Due to the limited number of Partners in the Fund, the Board has not adopted formal procedures for Partner communications with the Board. Any Partner proposals for any future meetings of Partners must be submitted to the Fund within a reasonable time before the Fund begins to print and mail proxy materials for such meeting.

Dated:  [             ], 2013

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY/VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE.  YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY/VOTING INSTRUCTION CARD.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Appendix A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT dated as of                    , 2013, between SCOTLAND ACQUISITION, LLC D/B/A HATTERAS FUNDS, LLC, a Delaware limited liability company (“Scotland”), as the investment adviser, and HATTERAS MASTER FUND, L.P., a Delaware limited partnership (the “Master Fund”). All terms not defined herein shall have the meanings ascribed to them in the Limited Partnership Agreement of the Master Fund (the “Master Partnership Agreement”).

WHEREAS, the Master Fund is registered with the Securities and Exchange Commission (the “SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Scotland is engaged principally in the business of rendering investment management services and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Master Fund desires to retain Scotland to render investment advisory services to the Master Fund in the manner and on the terms and conditions hereinafter set forth;

WHEREAS, Scotland is willing to render such services and/or engage others to render such services to the Master Fund; and

WHEREAS, the Master Fund serves as the “master” portfolio for one or more “feeder” funds (each, a “Fund” and collectively, the “Feeder Funds”) that invest all or substantially all of their assets in the Master Fund and that have the same investment objective and policies as the Master Fund.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Appointment of Scotland. The Master Fund hereby appoints Scotland to act as investment adviser and provide investment advisory services to the Master Fund, subject to the supervision of the Master Fund’s board of directors (the “Board of Directors”), for the period and on the terms and conditions set forth in this Agreement. Scotland accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date for the compensation herein provided.

2. Responsibilities of Scotland.

(a) Investment Program. Scotland shall: (i) furnish continuously an investment program for the Master Fund; (ii) determine (subject to the overall supervision and review of the Board of Directors) what investments shall be purchased, held, sold or exchanged by the Master Fund and what portion, if any, of the assets of the Master Fund shall be held uninvested; and (iii) make changes in the investments of the Master Fund. Scotland also shall manage, supervise and conduct the other affairs and business of the Master Fund and matters incidental thereto, subject always to the control of the Board of Directors and to the provisions of the organizational documents of the Master Fund, the Registration Statement of the Master Fund and its securities, including the offering documents and Registration Statements of the funds listed on Exhibit A hereto (collectively, the “Feeder Funds”), and the 1940 Act, in each case as from time to time amended and in effect. Subject to the foregoing, with the consent of the holders of interests in the Feeder Funds, Scotland shall have the authority to engage one or more sub-advisers in connection with the management of the Master Fund, which sub-advisers may be affiliates of Scotland.

(b) Authority of Scotland. In connection with its obligations hereunder, Scotland will have the authority for and in the name of the Master Fund:

(i) to invest and re-invest the Master Fund’s assets (including determining the size, timing, price and counterparty of such transactions) primarily in interests in (A) private investment vehicles, including limited partnerships, limited liability companies and similar entities (the “Advisor Funds”) managed by asset managers (the “Advisors”); (B) separate accounts managed by Advisors (“Accounts”); and (C) other instruments including liquid short-term investments not prohibited for investment by the offering documents, limited partnership agreements or articles of association of any of the Feeder Funds (together with the Advisor Funds, Accounts and the instruments described in this paragraph, the “Securities”) and to pay the fees and costs associated with such Securities;

(ii) to be responsible for the selection of, monitoring of, and allocation of certain of the Master Fund’s assets in the Securities;

(iii) directly or through the Advisor Funds or Accounts, to purchase, hold, sell, transfer, exchange, mortgage, pledge, hypothecate and otherwise act to acquire and dispose of and exercise all rights, powers, privileges, and other incidents of ownership or possession with respect to Securities held or owned by the Master Fund;

(iv) directly or through the Advisor Funds or Accounts, to acquire a long position or a short position with respect to any Securities and to make purchases or sales increasing, decreasing or liquidating such position or changing from a long position to a short position or from a short position to a long position, without any limitation as to the frequency of the fluctuation in such position or as to the frequency of the changes in the nature of such positions;

(v) directly or through the Portfolio Funds or Accounts, to purchase Securities for investment and to make such representations to the seller of such Securities, and to other persons, that Scotland may deem proper in such circumstances, including the representation that such Securities are purchased by the Fund for investment and not with a view to their sale or other disposition;

(vi) directly or through the Advisor Funds or Accounts, to vote and exercise all other rights in connection with Securities purchased on behalf of the Master Fund;

(vii) with the oral or written approval of the general partner of the Master Fund, to borrow or raise monies from time to time without limit as to amount or manner and time of repayment, and to issue, accept, endorse and execute promissory notes or other evidences of indebtedness, and to secure the payment of any such borrowings, and of the interest thereon, by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the properties of the Master Fund whether at the time owned or thereafter acquired;

(viii) to lend, with or without security, any of the Securities, funds or other properties which are from time to time owned or held by the Master Fund;

(ix) to engage personnel, whether part-time or full-time, and attorneys, administrators, consultants, independent accountants, sub-advisers, auditors or such other persons as Scotland may deem necessary or advisable;

(x) to issue orders and directions to any bank, brokerage, or other financial institution at which the Master Fund maintains a general account with respect to the disposition and application of monies or Securities of the Master Fund from time to time held by such institution;

(xi) directly or through the Advisor Funds or Accounts, to open, maintain, conduct and close accounts, including margin and custodial accounts, with brokers, dealers, banks, counterparties and futures commission merchants, which power shall include the authority to issue all instructions and authorizations to brokers, dealers, banks, counterparties and futures commission merchants regarding the Securities and/or money therein; to pay, or authorize the payment and reimbursement of, commissions, markups or markdowns that may be in excess of the lowest rates available that are paid to brokers, dealers, banks, counterparties and futures commission merchants who execute transactions for the account of the Master Fund and who supply or pay for (or rebate to the Master Fund for payment of) the cost of brokerage or research services (such as custodial services, news and quotation equipment and publications) utilized by the Master Fund;

(xii) to combine purchase or sale orders on behalf of the Master Fund together with other accounts to whom Scotland provides investment services or accounts of affiliates of Scotland (the “Other Accounts”) and allocate the Securities or other assets so purchased or sold among such accounts;

(xiii) to enter into any other contracts or agreements in connection with any of the foregoing activities, including contracts or agreements with Persons, firms or corporations with which a principal of Scotland is affiliated;

(xiv) to do such other acts as are delegated to Scotland by the Board or the general partner of the Master Fund; and

(xv) to do all things necessary and appurtenant to any of the foregoing.

As to any matter not expressly provided for by this Agreement, Scotland shall be in all cases fully protected in acting or in refraining from acting hereunder until it shall receive assurances to its reasonable satisfaction that it and its affiliates, members and employees shall be fully indemnified by the Master Fund to its satisfaction against any and all liability and expense that may be incurred by it by reason of taking, continuing to take or failing to take any such action.

(c) Administrative Services. Scotland shall render to the Master Fund management and administrative assistance in connection with the operation of the Master Fund that shall include: (i) compliance with all reasonable requests of the Master Fund for information, including information required in connection with the Master Fund’s filings with the SEC, other federal and state regulatory organizations, and self-regulatory organizations, and (ii) such other services as Scotland shall from time to time determine to be necessary or useful to the administration of the Master Fund.

(d) Reports. Scotland will submit such periodic reports to the Master Fund regarding Scotland’s activities hereunder as the Master Fund may reasonably request.

(e) Books and Records. Scotland will maintain or cause to be maintained for the Master Fund all books, records, reports and any other information required under the 1940 Act, to the extent that such books, records, reports and other information are not maintained or furnished by the custodian, transfer agent, administrator, sub-administrator or other agent of the Master Fund.

3. Reimbursement by the Fund. Scotland may retain, in connection with its responsibilities hereunder, the services of others to assist in the investment advice to be given to the Master Fund. Payment for any such services shall be assumed by Scotland, and the Master Fund shall not have any liability therefore; provided, however, that Scotland may in its discretion, on behalf of the Master Fund, retain the services of independent third party professionals, legal advisers, accountants, consultants and other professionals in connection with the services provided by Scotland pursuant to this Agreement.

4. Expenses of the Fund. The Master Fund shall bear full responsibility for the following fees and expenses, although Scotland may pay certain expenses of the Master Fund in its absolute discretion:

(a) custodian and sub-custodian fees, if any, for its Securities;

(b) administrator’s fees and disbursements;

(c) tax preparation and auditor’s fees;

(d) taxes other than those incurred in connection with facilities and services rendered by Scotland at Scotland’s expense;

(e) legal fees and disbursements;

(f) auditing fees and disbursements;

(g) organization and conduct of meetings of the limited partners and the preparation and distribution of all reports and other communications with limited partners;

(h) calculation of the net asset value of the Master Fund and the capital account of each limited partner of the Master Fund, in a manner determined pursuant to the Master Partnership Agreement;

(i) investment expenses (e.g., expenses which are directly related to the investment of the Master Fund’s assets, including, but not limited to, brokerage commissions, interest expense and consulting and other professional fees relating to Securities, including management and performance-based fees and expenses of the Advisor Funds and Accounts); and

(j) other operations and expenses not related to functions assumed by Scotland hereunder.

5. Expenses of Scotland. Subject to Section 3 and Section 4 herein, Scotland will render the services set forth in Section 2 of this Agreement at its own expense, including without limitation, the salaries of employees necessary for such services, the rent and utilities for the facilities provided, and other advisory and operating expenses, except as assumed by the Master Fund under this Agreement or the Master Partnership Agreement or provided for pursuant to the permitted use of soft dollar arrangements. Scotland may pay certain expenses of the Master Fund in its sole discretion.

6. Fees.

(a) Subject to the following Section 6(c), as compensation for its provision of the services hereunder, the Master Fund will pay to Scotland a monthly investment management fee (the “Management Fee”) equal to 1/12th of 1.00% (1.00% on an annualized basis) of the aggregate value of its net assets determined as of each month end. The Management Fee will be computed based on the net assets of the Master Fund as of the last day of each month, and will be due and payable in arrears within five business days after the end of each month.  In accordance with the terms of the governing documents of the Fund and a membership agreement between Scotland, as the investment adviser, and Scotland, as the general partner of the Fund (the “General Partner”), the General Partner is entitled to receive a performance allocation or fee equal to 10% of the excess of new net profits of the limited partner interests of the Fund (calculated and accrued monthly and payable annually and calculated separately for each fund that serves as a feeder fund to the Fund) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Fund.  Notwithstanding the foregoing, any changes to the compensation to Scotland set forth in any offering document of the Master Fund shall not be binding on Scotland, unless agreed to in writing by Scotland.

(b) Scotland, in its sole discretion, may vary, defer or waive, by rebate or otherwise, all or part of any fees payable under Section 6(a) in accordance with applicable law. Profits derived by Scotland, including from such fees, may be used for any lawful purpose, including payments to any other person in the sole discretion of Scotland.

(c) If Scotland shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated according to the proportion that such period bears to the full month (based on the aggregate value of its net assets determined as of the date of cessation) and shall be payable within five business days after the cessation of Scotland’s services hereunder. The value of the net assets of the Master Fund shall be determined pursuant to the applicable provisions of the Master Partnership Agreement, valuation procedures, and Registration Statement of the Master Fund, each as amended from time to time. If the determination of the net asset value of the Master Fund has been suspended for a period including the end of any month when Scotland’s compensation is payable pursuant to this paragraph, then Scotland’s compensation payable with respect to such month shall be computed on the basis of the value of the net assets of the Master Fund as last determined (whether during or prior to such month).

(d) Each payment for services to Scotland shall be accompanied by a report of the Master Fund, prepared either by the administrator hired by the Master Fund or by an independent certified public accountant or an attorney which shall show the amount properly payable to Scotland under this Agreement, and the manner of computation thereof.

7. Selection of Brokers. Except for investments made directly in Securities by Scotland on behalf of the Master Fund, the Master Fund and Scotland will have no direct control over the selection of brokers.

In selecting brokers or dealers to execute transactions directly, Scotland may not necessarily solicit competitive bids and may not have an obligation to seek the lowest available commission cost. It may not be the practice of Scotland to negotiate “execution only” commission rates, and thus Scotland may be deemed to be paying for research and other services provided by the broker which are included in the commission rate. Research furnished by brokers may include, but is not limited to, written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; financial publications; statistic and pricing services, as well as discussions with research personnel, along with hardware, software, databases and other technical and telecommunication services and equipment (including updates, improvements and repairs of same) utilized in the investment management process. Research services obtained by the use of commissions arising from the Master Fund’s direct portfolio transactions may be used by Scotland in its other investment activities. To the extent Scotland utilizes commissions to obtain items which would otherwise be an expense of Scotland, such use of commissions in effect constitutes additional compensation to the Advisor. Section 28(e) of the Securities Exchange Act of 1934, as amended, permits the payment of a rate of commissions in excess of the amount another broker would have charged to obtain “research and execution” services, which may result in higher transaction costs than would otherwise be obtainable.

8. Status of Scotland. Scotland shall for all purposes be an independent contractor and not an agent or employee of the Master Fund. Scotland shall have no authority to act for, represent, bind or obligate the Fund except as provided herein.

9. Exculpation; Indemnification. None of Scotland or its officers, principals, members, shareholders, directors, partners, employees, agents, members, affiliates or the legal representatives of any of them or managers, members or affiliates (each, an “Indemnified Person”) shall be liable for any acts or omissions or any error of judgment or for any loss suffered by the Master Fund in connection with the subject matter of this Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence in the performance by such Indemnified Person of obligations and duties hereunder. To the fullest extent permitted by law, the Master Fund shall indemnify each Indemnified Person out of the assets of the Master Fund from and against any and all costs, losses, claims, damages, amounts paid in settlement, judgment or expense, liabilities, joint or several, including, without limitation, legal fees or other expenses reasonably incurred in the investigation or defense of any action, suit or proceeding (including civil, criminal, administrative or investigative proceedings) to which an Indemnified Person may be a party or otherwise be involved with or with which an Indemnified Person shall be threatened, resulting in any way from the performance or non-performance of their duties hereunder, except those resulting from the willful misfeasance, gross negligence or bad faith of such Indemnified Person. The Master Fund shall advance to or reimburse an Indemnified Person (to the extent that the Master Fund has available assets and need not borrow to do so) reasonable attorney’s fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. Scotland agrees, and each other Indemnified Person will agree, that in the event it receives any such advance, it shall reimburse the Master Fund for such fees, costs and expenses to the extent that it shall be determined that it was not entitled to indemnification under this Section 9. Notwithstanding the foregoing, nothing in this

Section 9 shall be deemed to constitute a waiver of any rights the Master Fund may have under U.S. federal securities laws (which may impose liability, under certain circumstances, even on persons who act in good faith).

10. Services Not Exclusive. The services of Scotland to the Master Fund hereunder are not to be deemed exclusive, and Scotland shall be free to render similar services to others so long as its services hereunder are not impaired thereby. In addition, the parties may enter into agreements pursuant to which Scotland provides administrative or other non-investment advisory services to the Master Fund, and may be compensated for such other services.

11. Conflicts of Interest. Whenever the Master Fund and one or more other accounts or investment companies managed or advised by Scotland have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures approved by the Board of Directors and believed by Scotland to be equitable to each entity. Similarly, opportunities to sell Securities shall be allocated in accordance with procedures approved by the Board of Directors and believed by Scotland to be equitable. The Master Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Master Fund. In addition, the Master Fund acknowledges that any member, director, officer, or persons employed by Scotland or its affiliates, who may also be a member, director, officer, or person employed by the Master Fund, to assist in the performance of Scotland’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of Scotland or any affiliate of Scotland to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

12. Duration and Termination.

(a) Duration. This Agreement shall become effective on the date first set forth above, and shall remain in full force and effect until the date which is two years after the effective date of this Agreement. Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to Section 12(c), for successive one-year periods so long as such continuance is approved at least annually: (i) by either the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of Fund; and (ii) in either event, by the vote of a majority of the directors of the Master Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b) Amendment. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board of Directors in accordance with the provisions of section 15(c) of the 1940 Act and the rules and regulations adopted thereunder. If required by the 1940 Act, any material amendment shall also be required to be approved by such vote of partners of the Fund as is required by the 1940 Act and the rules and regulations thereunder.

(c) Termination. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by Scotland, in each case on not more than sixty (60) days’ nor less than thirty (30) days’ prior written notice to the other party.  This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act).

(d) Assignment. Any assignment (as that term is defined in the 1940 Act) of this Agreement made by Scotland shall result in the automatic termination of this Agreement, as provided in Section 12 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of Scotland except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

13. Use of Name. The Master Fund acknowledges that it adopted its name through the permission of Scotland. Scotland hereby consents to the non-exclusive use by the Master Fund of the name “Hatteras Master Fund, L.P.” only so long as Scotland serves as the Master Fund’s adviser. The Fund agrees to indemnify and hold harmless Scotland and its affiliates from and against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, attorneys’ fees and disbursements, which may arise out of the Master Fund’s use or misuse of the name “Hatteras Master Fund, L.P.” or out of any breach of or failure to comply with this Section 13. In addition, the Master Fund shall not approve or authorize the use or distribution in connection with the sale of its securities of any literature or advertisement in which Scotland is named or referred to unless such literature or advertisement shall first be submitted to Scotland for its approval with respect to matters concerning Scotland.

14. Governing Law. Notwithstanding the place where this Agreement may be executed by any of the parties thereto, the parties expressly agree that all terms and provisions hereof shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflicts of law principles.

15. Notices. Any notice, consent or other communication made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or five days after mailed by certified mail, return receipt requested, as follows:

If to Scotland:

Scotland Acquisition LLC d/b/a Hatteras Funds, LLC
8540 Colonnade Center Drive

Suite 401

Raleigh, NC 27615

Attn: J. Michael Fields

If to the Master Fund:

Hatteras Master Fund, L.P.
c/o Scotland Acquisition LLC d/b/a Hatteras Funds, LLC
8540 Colonnade Center Drive

Suite 401

Raleigh, NC 27615

Attn: J. Michael Fields

16. Entire Agreement. This Agreement contains all of the terms agreed upon or made by the parties relating to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting such subject matter.

17. No Waivers. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

18. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Master Fund, Scotland, each Indemnified Person and their respective successors and permitted assigns. Any person that is not a signatory to this Agreement but is nevertheless conferred any rights or benefits hereunder (e.g., officers and employees of Scotland that are entitled to indemnification) shall be entitled to such rights and benefits as if such person were a signatory hereto, and the rights and benefits of such person hereunder may not be impaired without such person’s express written consent. No party to this Agreement may assign or delegate, except to an affiliate, by operation of law or otherwise, all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the other party to this Agreement.

19. Survival. The provisions of Sections 3, 4, 5, 6, 9 and 14 shall survive the termination of this Agreement.

20. Headings. The headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement.

21. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall be deemed to be one and the same instrument.

[Signatures appear on the following page.]

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date set forth above.

HATTERAS MASTER FUND, L.P.

By:	Scotland Acquisition LLC d/b/a Hatteras Funds, LLC,
its General Partner

By:
Name: J. Michael Fields
Title: COO

SCOTLAND ACQUISITION LLC d/b/a HATTERAS FUNDS, LLC

By:
Name: J. Michael Fields
Title: COO

EXHIBIT A

List of Feeder Funds

Hatteras Core Alternatives 3c1 Fund, LP
Hatteras Core Alternatives Offshore Fund, Ltd.
Hatteras Core Alternatives Fund, L.P.
Hatteras Core Alternatives TEI Fund, L.P.
Hatteras Core Alternatives Institutional Fund, L.P.
Hatteras Core Alternatives TEI Institutional Fund, L.P.

Appendix B

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of                    , 2013 by and among Hatteras Master Fund, L.P. (the “Fund”), Scotland Acquisition LLC d/b/a Hatteras Funds, LLC, a Delaware limited liability company (“Scotland”), and Morgan Creek Capital Management, LLC, a North Carolina limited liability company (“MCCM”).

WHEREAS, Scotland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, Scotland has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with the Fund, an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Investment Advisory Agreement provides that Scotland shall have the authority to engage one or more sub-advisers in connection with the management of the Fund;

WHEREAS, MCCM is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Directors (each Board member individually a “Director” and together the “Directors”) of the Fund desires to retain MCCM to render investment advisory and other services to the Fund, in the manner and on the terms hereinafter set forth; and

WHEREAS, MCCM is willing to furnish such services to the Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, Scotland and MCCM agree as follows:

1.                                      APPOINTMENT OF MCCM AS SUB-ADVISER

The Fund hereby appoints MCCM to act as an investment sub-adviser for the Fund, subject to the supervision and oversight of Scotland and the Directors of the Fund, and in accordance with the terms and conditions of this Agreement.  MCCM will be an independent contractor and will have no authority to act for or represent the Fund or Scotland in any way or otherwise be deemed an agent of the Fund or Scotland except as expressly authorized in this Agreement or another writing by the Fund, Scotland and MCCM. MCCM’s services under this Agreement are not exclusive. MCCM may provide the same or similar services to other clients.

2.                                      ACCEPTANCE OF APPOINTMENT

MCCM accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by Scotland in writing).  MCCM will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian.

3.                                      SERVICES TO BE RENDERED BY MCCM TO THE FUND

A.                                    As an investment sub-adviser to the Fund, MCCM will be involved with all aspects of the Fund’s investment program including, without limitation, asset allocation, portfolio construction, and manager search and selection.

B.                                    As part of the services it will provide hereunder, MCCM will:

(i)                                          advise Scotland in writing as to the recommended allocation of assets of the Fund among portfolio managers, including dates for retaining and terminating portfolio managers, and provide (quarterly during Scotland’s and MCCM’s quarterly Core Alternatives TEI Institutional Fund meeting (the “CA Meeting”)) to Scotland a quarterly “Strategy Outlook” describing MCCM’s macro perspective and overview for strategy weightings in the Fund;

(ii)                                       as part of the CA Meeting, provide, document and review portfolio construction for the Fund implementing the Strategy Outlook and portfolio manager selection process as necessary (in the discretion of Scotland);

(iii)                                     research, identify, recommend, monitor, evaluate and meet with potential portfolio managers as part of its manager due diligence responsibilities.  This process will incorporate, without limitation, and as deemed reasonably necessary in the reasonable discretion of MCCM, initial onsite review, an assessment of the performance of portfolio managers recommended by MCCM and which are managing assets of the Fund and a periodic written recommendations to Scotland and an annual written update for all underlying funds that are not in the process of being redeemed;

(iv)                                    conduct operational due diligence as reasonably agreed upon by Scotland and MCCM from time to time.

(v)                                      upon the mutual agreement of Scotland and MCCM, prepare a private equity cash flow model, including a review of the current and estimated exposure level to private investments.  This review will also incorporate a review of commitment levels for the Fund’s vintage year program.  The Private Equity Cash Flow Model is to be provided, documented and reviewed during Scotland’s and MCCM’s dedicated “Private Investment Meeting”;

(vi)                                   provide risk management oversight in a manner consistent with the risk management oversight provided to similar clients of MCCM as reasonably agreed upon by Scotland and MCCM from time to time;

(vii)                                 upon the reasonable request of Scotland, review and comment upon offering documents and ancillary sales materials prepared by Scotland for the Fund;

(viii)                              provide underlying fund, strategy and manager level exposure reporting, including, without limitation, an analysis of geography, leverage, underlying fund size and other statistical exposures.  Exposure reporting must be documented and provided to Scotland as of each quarter end, within 60 days after the quarter end;

(ix)                                   participate, at the request of Scotland and as mutually agreed to by MCCM, in educational meetings with customers and other prospective investors in the Fund;

(x)                                      maintain such books and records as mutually deemed appropriate by MCCM and Scotland relating to the recommendations, retention, performance and services of portfolio managers recommended by MCCM and selected by the Fund’s Investment Committee to manage the assets of the Fund; and

(xi)                              hold a quarterly financial advisor call with Scotland.

C.                                    In furnishing services hereunder, MCCM shall be subject to, and shall perform in accordance with, the following:  (i) the Fund’s limited partnership agreement and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (ii) the currently effective registration statement of the Fund and each feeder fund as filed with the Securities and Exchange Commission (“SEC”) and delivered to MCCM; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s Compliance Manual and other policies and procedures adopted from time to time by the Board of Directors of the Fund; and (v) the written instructions of Scotland.  In performing the services hereunder, MCCM shall act with the same levels of care and diligence as it acts with respect to performing services for the other funds advised by it, it being understood that MCCM may provide additional and/or different services to other clients that are not provided to the Fund.  Notwithstanding the foregoing, MCCM acknowledges that no investment will be made without the affirmative vote of each of the members of Scotland’s and MCCM’s joint investment committee (the “Investment Committee”).

D.                                    MCCM, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for MCCM to faithfully perform its duties under this Agreement; and (ii) administrative facilities and all equipment necessary for the efficient conduct of MCCM’s duties under this Agreement.

E.                                     On occasions when MCCM deems the purchase of a security to be in the best interest of the Fund as well as other clients of MCCM, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by MCCM in the manner which MCCM considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.  Scotland agrees that MCCM and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund.  Scotland also acknowledges that MCCM and its affiliates are fiduciaries to other entities and persons, some of which have similar investment objectives (and will hold the same or similar investments) as the Fund, and that MCCM will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon MCCM any obligation to purchase or to recommend for purchase for the Fund any investment that MCCM, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of MCCM it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

F.                                      MCCM will maintain all accounts, books and records with respect to the Fund as are required of an investment adviser pursuant to the Advisers Act and the rules thereunder.

4.                                      COMPENSATION OF MCCM

Pursuant to the terms of Scotland’s limited liability operating agreement and related member agreement, MCCM is entitled to receive 30% of any management fees received by Scotland (“Management Fees”) from the Fund on the first one billion dollars of assets under management (“AUM”) of the Fund; 40% of Management Fees on the second billion dollars of AUM of the Fund; and 50% of Management Fees on AUM of the Fund over two billion dollars.  Additionally, MCCM is entitled to receive 30% of any performance allocation received by Scotland, as the general partner of the Fund, (“Performance Allocation”) from the Fund on the first one billion dollars of AUM of the Fund; 40% of Performance Allocation on the second billion dollars of AUM of the Fund; and 50% of Performance Allocation on AUM of the Fund over two billion dollars.

5.                                      LIABILITY AND INDEMNIFICATION

A.                                    Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither MCCM nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by Scotland or the Fund as a result of, including but not limited to, any act or omission in the course of, or connected with, rendering services hereunder by MCCM or its Affiliates, any error of judgment or mistake of law by MCCM or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of MCCM or its Affiliates for, and MCCM shall indemnify and hold harmless the Fund,

Scotland, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Scotland Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of Scotland Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of MCCM in the performance of any of its duties or obligations hereunder; or (ii) any untrue statement of a material fact contained in any Prospectus, SAI, Offering Memorandum, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to MCCM which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to Scotland or the Fund by MCCM Indemnitees (as defined below) for use therein.

B.                                    Except as may otherwise be provided by the Investment Company Act or any other federal securities law, Scotland, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by MCCM as a result of, including but not limited to, any error of judgment or mistake of law by Scotland, the Fund and their respective Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of Scotland for, and Scotland shall indemnify and hold harmless MCCM, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “MCCM Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of MCCM Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of Scotland in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Prospectus, SAI, Offering Memorandum, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to Scotland that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to MCCM or the Fund by Scotland Indemnitees for use therein.

6.                                      REPRESENTATIONS OF Scotland

Scotland represents, warrants and agrees that:

A.                                    Scotland has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 of the Advisers Act and will provide MCCM with a copy of such code of ethics. Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, theChief Compliance Officer or a vice-president of Scotland  shall certify to the Chief Compliance Officer of the Fund that Scotland has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of Scotland’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

B.                                    Scotland is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon Scotland by applicable law and regulations.

C.                                    Scotland (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (iv) will promptly notify MCCM of the occurrence of any event that would disqualify Scotland from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  Scotland will also promptly notify MCCM if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

D.                                    Scotland has provided the Fund and MCCM with a copy of its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part 2A and promptly will furnish a copy of all amendments to the Fund and MCCM at least annually.  Such amendments shall reflect all changes in Scotland’s organizational structure, professional staff or other significant developments affecting Scotland, as required by the Advisers Act.

E.                                     Scotland will notify the Fund and MCCM of any potential assignment of this Agreement or change of control of Scotland, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of Scotland, in each case prior to or promptly after, such change.  Scotland agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F.                                      Scotland will promptly notify the Fund and MCCM of any financial condition that is likely to impair Scotland’s ability to fulfill its commitment under this Agreement.

G.                                    Scotland agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.                                   The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Investment Manager or any of its Affiliates are a party.

7.                                      REPRESENTATIONS OF MCCM

MCCM represents, warrants and agrees that:

A.                                    MCCM is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon MCCM by applicable law and regulations.

B.                                    MCCM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify Scotland of the occurrence of any event that would disqualify MCCM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  MCCM will also promptly notify the Fund and Scotland if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.                                    MCCM has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide Scotland and the Board with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president, the Chief Compliance Officer or a vice-president of MCCM shall certify to the Chief Compliance Officer of the Fund that MCCM has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of MCCM’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.

D.                                    MCCM has provided the Fund and Scotland with a copy of its Form ADV Part 1, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and ADV Part 2A and promptly will furnish a copy of all amendments to the Fund and Scotland at least annually.  Such amendments shall reflect all changes in MCCM’s organizational structure, professional staff or other significant developments affecting MCCM, as required by the Advisers Act.

E.                                     MCCM will notify the Fund and Scotland of any potential assignment of this Agreement or change of control of MCCM, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of MCCM, in each case prior to or promptly after, such change.  MCCM agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F.                                      MCCM will promptly notify the Fund and Scotland of any financial condition that is likely to impair MCCM’s ability to fulfill its commitment under this Agreement.

G.                                    MCCM agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.                                   The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which MCCM or any of its Affiliates are a party.

8.                                      SUPPLEMENTAL ARRANGEMENTS

MCCM may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such MCCM hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of MCCM, and neither Scotland nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement.

9.                                      REGULATION

MCCM shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

10.                               RECORDS

The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to MCCM such records and permit MCCM to retain such records (either in original or in duplicate form) as MCCM shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such other records shall promptly be returned to the Fund by MCCM free from any claim or retention of rights therein, provided that MCCM may retain any such records that are required to be retained by it by law or regulation.  Scotland and MCCM shall keep confidential any information obtained in connection with their respective duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

11.                               DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those Directors of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities.  This Agreement shall continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Directors provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval.

12.                               TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors, including a majority of the Independent Directors, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to Scotland and MCCM, or by Scotland or MCCM on sixty (60) days’ written notice to the Fund and the other party.  This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act).  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

13.                               AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval.

14.                               ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by MCCM shall result in the automatic termination of this Agreement, as provided in Section 12 hereof.  Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such MCCM except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

15.                               ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

16.                               HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

17.                               NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or to such other address as specified in a notice duly given to the other party.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Scotland Acquisition LLC d/b/a Hatteras Funds, LLC 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615 Attn: J. Michael Fields

For:	Morgan Creek Capital Management, LLC 301 West Barbee Chapel Road Suite 200 Chapel Hill, NC 27517 Attn: Robin Butler, CCO

18.                               SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

19.                               GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

20.                               INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

SCOTLAND ACQUISITION LLC D/B/A HATTERAS FUNDS, LLC		MORGAN CREEK CAPITAL MANAGEMENT, LLC

By:	/s/	By:	/s/
Name: J. Michael Fields		Name: Mark W. Yusko
Title: COO		Title: CEO & CIO

HATTERAS MASTER FUND, LP

By:	/s/
Name: J. Michael Fields
Title: Secretary

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

PROXY FOR SPECIAL MEETING OF PARTNERS TO BE HELD ON JANUARY 22, 2014

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF PARTNERS (the “Special Meeting”) of the Hatteras Core Alternatives TEI Institutional Fund, L.P., (the “Fund”) will be held on January 22, 2014, at 9:00 a.m., Eastern Time, at 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 to consider and vote on certain proposals, described below.  In addition, Hatteras Master Fund, L.P. (the “Master Fund”) is holding a special meeting on January 22, 2014 at 9:40 a.m. (the “Master Fund Special Meeting”).  As a partner of the Master Fund, the Fund will vote its interests in the Master Fund on the proposals presented at the Master Fund Special Meeting (each, a “Master Fund Proposal” and, together, the “Master Fund Proposals”).  Therefore, the Fund is also seeking voting instructions from the Fund’s partners regarding the Master Fund Proposals.  This proxy is solicited on behalf of the Board of Directors of the Fund, and the proposals (set forth) have been proposed by the Board of Directors.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side.  If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals, on behalf of a Fund.  Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Special Meeting or any adjournment or postponement thereof.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-591-8238.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Partners to Be Held on January 22, 2014.

The proxy statement for this meeting is available at:  proxyonline.com/docs/hatterasH2014.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: •

1)	To elect eight nominees to the Board of Directors of the Fund and to obtain voting instructions regarding the Master Fund Proposal to elect eight nominees to the Board of Directors of the Master Fund		FOR ALL	WITHHOLD	FOR ALL, EXCEPT

	(1) David B. Perkins	(5) Daniel K. Wilson	O	O	O
	(2) H. Alexander Holmes	(6) Joseph E. Breslin
	(3) Steve E. Moss	(7) Thomas Mann
	(4) Gregory S. Sellers	(8) Peter M. Budko

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE(S), MARK “FOR ALL, EXCEPT” AND WRITE THE NOMINEE’S NUMBER(S) ON THE LINE BELOW.

			FOR	AGAINST	ABSTAIN

2)

To obtain voting instructions regarding the Master Fund Proposal to approve the investment advisory agreement attached hereto as Appendix A between Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Master Fund;

			O	O	O

3)

To obtain voting instructions regarding the Master Fund Proposal to approve the investment sub-advisory agreement attached hereto as Appendix B among Morgan Creek Capital Management, Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and the Master Fund; and

			O	O	O

4)

To approve the transfer of Hatteras Investment Management LLC’s general partnership interest in the Fund to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC and to obtain voting instructions regarding the Master Fund Proposal to approve the transfer of Hatteras Investment Management LLC’s general partnership interest in the Master Fund to Scotland Acquisition, LLC d/b/a Hatteras Funds, LLC;

			O	O	O

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]